                                                                   EXHIBIT 10.27



                                 LEASE AGREEMENT


                                 by and between


                           CARIBBEAN/GENEVA INVESTORS
                           AND CROSSMAN PARTNERS, L.P.


                                  ("LANDLORD")


                                       and


                                 HARMONIC, INC.


                                   ("TENANT")





                            DATED AS OF MAY 24, 2000

                                    EXHIBITS

Exhibit "A"    Premises

Exhibit "B"    Land

Exhibit "C"    Declaration of Covenants, Conditions and Restrictions

Exhibit "D"    Rules and Regulations

Exhibit "E"    Form of Tenant Estoppel Certificate

Exhibit "F"    Subordination, Nondisturbance and Attornment Agreement

                             BASIC LEASE INFORMATION

Lease Date:                      May 24, 2000

Landlord:                        Caribbean/Geneva Investors, a California
                                 limited partnership, and Crossman Partners,
                                 L.P., a California limited partnership, Tenants
                                 In Common

Managing Agent:                  The Mozart Development Company

Landlord's and Managing
Agent's Address:                 c/o The Mozart Development Company
                                 1068 East Meadow Circle
                                 Palo Alto, CA 94303
                                 Attn: James Freitas & John Mozart

Tenant:                          Harmonic, Inc., a Delaware corporation

TENANT'S ADDRESS:                FOR NOTICE                FOR BILLING
                                 549 Baltic Way            549 Baltic Way
                                 Sunnyvale, CA 94089       Sunnyvale, CA 94089
                                 Attn: Robin Dickson,      Attn: Robin Dickson,
                                       Chief Financial           Chief Financial
                                       Officer                   Officer

Building:                        The building located at 1322 Crossman Avenue,
                                 Sunnyvale, California

Premises:                        The entire Building as depicted on Exhibit "A"

Land:                            The Real Property described on Exhibit "B"

Rentable Area of the Premises:   52,325 rentable square feet ("Rentable Area")

Parking Spaces:                  All parking spaces located on the Land

Tenant's Use of the Premises:    General office, research, development,
                                 manufacturing, storage and distribution, production, marketing and distribution

Lease Term:                      Ten (10) years (the "Initial Term"), with the
                                 right to extend for two (2) additional five (5) year terms (each an "Extension Term") in accordance with Paragraph 42. The Initial Term, and any Extension Term(s) shall collectively be defined as the "Term"

Estimated Availability Date:     September 1, 2000

Monthly Base Rent:               $3.25 per rentable square foot of the Rentable
                                 Area of the Premises.

Monthly Base Rent
Adjustment:                      On each anniversary of the Commencement Date,
                                 the Monthly Base Rent shall increase by four percent (4%) of the Monthly Base Rent for the immediately prior year

Tenant's Share of
Expenses and Taxes:              100%

Security Deposit:                $193,600

Guarantor of Lease:              None

Landlord's Broker:               None

Tenant's Broker:                 Cornish & Carey

Broker's Fee or Commission,
if any, paid by:                 Landlord, pursuant to separate agreement

The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.


                                   LANDLORD:


                                   CARIBBEAN/GENEVA INVESTORS
                                   a California Limited Partnership


                                   By: /s/ JOHN MOZART
                                      ------------------------------------------
                                      John Mozart, Trustee of the Mozart
                                      Family Trust dated September 8, 1977
                                      Its:  General Partner


                                   By: /s/ JOHN LOVEWELL
                                      ------------------------------------------
                                      John Lovewell
                                      Its: General Partner



                                   CROSSMAN PARTNERS, L.P.,
                                   a California Limited Partnership


                                   By: /s/ JOHN MOZART
                                      ------------------------------------------
                                      John Mozart, Trustee of the Mozart
                                      Family Trust dated September 8, 1977
                                      Its: General Partner


                                   TENANT:


                                   HARMONIC, INC.,
                                   a Delaware corporation


                                   By: /s/ ANTHONY J. LEY
                                      ------------------------------------------
                                      ANTHONY J. LEY
                                      ------------------------------------------
                                      Its: PRESIDENT
                                          --------------------------------------


                                   By: /s/ ROBIN N. DICKSON
                                      ------------------------------------------
                                      ROBIN N. DICKSON
                                      ------------------------------------------
                                      Its: CHIEF FINANCIAL OFFICER
                                          --------------------------------------

                                 LEASE AGREEMENT

        THIS LEASE AGREEMENT (the "Lease") is made and entered into as of May 24, 2000, by and between CARIBBEAN/GENEVA INVESTORS, a California Limited Partnership and CROSSMAN PARTNERS, L.P., a California Limited Partnership, as Tenants in Common (herein collectively called "Landlord"), and HARMONIC, INC., a Delaware corporation (herein called "Tenant").

        Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those premises (the "Premises") outlined on EXHIBIT A, comprising the entire rentable area in the Building located at 1322 Crossman Avenue in Sunnyvale, California (hereinafter referred to as the "Building") specified in the Basic Lease Information attached hereto. Prior to the execution of this Lease, Tenant has reviewed and approved the Rentable Area specified in the Basic Lease Information, which shall be conclusive and binding on the parties for purposes of calculating Rent and the Tenant Allowance hereunder notwithstanding any measurement or remeasurement by Landlord, Tenant or any other party that may now or hereafter indicate a different Rentable Area. The Building, together with the associated land specified in the Basic Lease Information and improvements is referred to as the "Project." The term "Common Area" shall mean all areas and facilities within the Project that are not designated by Landlord for the exclusive use of Tenant or any other tenant or other occupant of the Project that are located outside the perimeter (including footings) of the Building, including the parking areas, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like.

        1. OCCUPANCY AND USE. Tenant may use and occupy the Premises for the purposes specified in the Basic Lease Information ("Permitted Use"), subject to the terms and conditions of this Lease, and for no other use or purpose without the prior written consent of Landlord. Landlord shall have the right to grant or withhold consent to a use other than as specified in the Basic Lease Information in its sole discretion. Tenant shall be entitled to the nonexclusive use of the Common Area with Landlord and other occupants (if any) of the Project in accordance with the Rules and Regulations established by Landlord from time to time. Notwithstanding anything to the contrary in the Basic Lease Information or in this Lease, Tenant understands and agrees that the Declaration of Covenants, Conditions and Restrictions ("CC&Rs") described in EXHIBIT C encumbers the Project and that Tenant's Occupancy and Use of the Premises are restricted by, and Tenant shall fully comply with any and all restrictions on the use of the Premises specified in, such CC&Rs.

        2. TERM AND POSSESSION.

               (a) The term of this Lease (the "Term") shall be for the period specified in the Basic Lease Information (or until sooner terminated as herein provided), commencing on the Commencement Date and expiring on the Expiration Date. The "Commencement Date" shall be the earlier to occur of (i) thirty (30) days after the date on which Landlord gives Tenant written notice that the Premises is available for Tenant's occupancy, or (ii) any earlier date upon which Tenant actually occupies and conducts business in any portion of the Premises. Within five (5) business days after the Commencement Date, the parties shall execute a letter confirming the Commencement Date and certifying that Tenant has accepted delivery of the Premises (the "Commencement Date Memorandum"). Either party's failure to request execution of, or to execute, the Commencement Date Memorandum shall not in any way alter the Commencement Date. By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended. The "Expiration Date" shall be the date that is one day prior to the tenth anniversary of the Commencement Date (subject to extension in accordance with Paragraph 42 to the date that is one day prior to the fifth anniversary of any exercised Extension Term).

               (b) Tenant is aware that the Premises is currently occupied by another tenant ("Existing Tenant"). Pursuant to a written agreement between Landlord and the Existing Tenant, the Existing Tenant has agreed to vacate the Premises on or before the Estimated Availability Date set forth in the Basic lease Information. If Landlord, for any reason whatsoever (including without limitation the failure of the Existing Tenant to surrender possession of the Premises on or before the Estimated Availability Date), cannot deliver possession of the Premises to Tenant by the Estimated Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. In that event, however, the Term of the Lease shall not commence until such commencement date as is determined pursuant to Paragraph 2(a). In such event, the Commencement Date and the Expiration Date shall be adjusted accordingly.

               (c) The Premises shall be delivered by Landlord to Tenant in its "as-is, where-is condition, with all faults", but in "broom clean" condition. Tenant acknowledges that Landlord has not made any representation or warranty, express or implied, with respect to the condition of the Premises, the suitability or fitness of the Premises for the conduct of Tenant's Permitted Uses or for any other purposes, or the actual dimensions of the Premises. Tenant represents and warrants that Tenant has conducted a thorough and diligent inspection and investigation, either independently or through agents of Tenant's own choosing, of the Premises and the suitability of the Premises for Tenant's intended use, that Tenant is fully aware of the needs of its operations and has determined, based solely on its own investigation, that the Premises are suitable for its operations and intended use. In no event shall Landlord be liable for any defect in the Premises or for any limitations on the use of the Premises, except as expressly and specifically set forth in this Lease.

        3. RENT; RENT ADJUSTMENTS; ADDITIONAL CHARGES FOR EXPENSES AND TAXES.

               (a) MONTHLY BASE RENT AND ADDITIONAL CHARGES. Commencing on the Commencement Date and throughout the Term of this Lease, Tenant shall the monthly base rent specified in the Basic Lease Information, as adjusted pursuant to Paragraph 3(b) (as so adjusted from time to time, "Monthly Base Rent"), on the first day of each month, in advance, with the first month's Monthly Base Rent and Additional Charges for Expenses and Taxes (as defined below) due upon execution of this Lease, in lawful money of the United States (without any prior demand therefor and without deduction or offset whatsoever, except as expressly provided in Paragraphs 20 and 21) to Landlord or its Managing Agent at the address specified in the Basic Lease Information or to such other firm or to such other place as Landlord or its Managing Agent may from time to time designate in writing. In addition, Tenant shall pay to Landlord all charges and other amounts whatsoever as provided in this Lease ("Additional Charges") at the place where the Monthly Base Rent is payable, and Landlord shall have the same remedies for a Default in the payment of Additional Charges as for a Default in the payment of Monthly Base Rent. As used herein, the term "Rent" shall include all Monthly Base Rent and Additional Charges (including, without limitation, Additional Charges for Real Estate Taxes and Expenses pursuant to Paragraph 3(c) below, and Additional Charges pursuant to Paragraphs 6, 7(e), 8, 10(d) and 23). If the Commencement Date occurs on a day other than the first day of a calendar month, or the Expiration Date occurs on a day other than the last day of a calendar month, then the Monthly Base Rent and Additional Charges for such fractional month shall be prorated on a daily basis.

               (b) ANNUAL ADJUSTMENTS IN MONTHLY BASE RENT. The Monthly Base Rent under Paragraph 3(a) shall be adjusted throughout the Term (including any Extension Term(s)) as provided in the Basic Lease Information under the heading "Monthly Base Rent Adjustment".

               (c) ADDITIONAL CHARGES FOR EXPENSES AND TAXES.

                      (i) DEFINITIONS OF ADDITIONAL CHARGES. For purposes of this Paragraph 3(c), the following terms shall have the meanings hereinafter set forth:

                             (A) "TAX YEAR" shall mean each twelve (12)
               consecutive month period commencing January 1st of the calendar year during which the Commencement Date of this Lease occurs, provided that Landlord, upon notice to Tenant, may change the Tax Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Share of Real Estate Taxes (as hereinafter defined) shall be equitably adjusted for the Tax Years involved in any such change.

                             (B) "TENANT'S SHARE" shall mean the percentage
               figure so specified in the Basic Lease Information.

                             (C) "REAL ESTATE TAXES" shall mean all taxes,
               assessments and charges levied upon or with respect to the Project or any personal property of Landlord used in the operation thereof, or Landlord's interest in the Project or such personal property. Real Estate Taxes shall include, without limitation, all general real property taxes and general and special assessments, charges, fees or assessments for transit, housing, police, fire or other governmental services or purported benefits to the Project (provided, however, that any refunds of Real Estate Taxes paid by Tenant shall be credited against Tenant's further obligation to pay Real Estate Taxes during the Term or refunded to Tenant if received by Landlord within one year after the Expiration Date), service payments in lieu of taxes, and any tax, fee or excise on the act of entering into this Lease, or any other lease of space in the Building, or on the use or occupancy of the Building or any part thereof, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California, or any political subdivision, public corporation, district or any other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall not include franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Landlord from all sources unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax. Additionally, Real Estate Taxes shall not include any assessments or like charges to pay for any remediation of contamination from any Hazardous Substance (defined in Paragraph 40 hereof) existing at the Project as of the Commencement Date unless introduced in, on, under or about the Premises by Tenant or Tenant's employees, agents, contractors or invitees. Real Estate Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Estate Taxes; provided that such fees, costs and disbursements do not exceed the actual savings in Real Estate Taxes obtained by Tenant over the Term of the Lease. If any assessments are levied on the Project, Tenant shall have no obligation to pay more than that amount of annual installments of principal and interest that would become due during the Term had Landlord elected to pay the assessment in installment payments, even if Landlord pays the assessment in full.

                             (D) "EXPENSES" shall mean the total costs and
               expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Project, including, without limitation (i) the cost of air conditioning, electricity, steam, heating, mechanical, ventilating, elevator systems and all other utilities, to the extent provided by Landlord, and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of repairs and general maintenance and cleaning; (iii) the cost of fire, extended coverage, boiler, sprinkler, public liability, property damage, rent, earthquake (if Landlord elects to obtain it) and other insurance for the Project obtained by Landlord, or otherwise obtained by Landlord in connection with the Project, all including, without limitation, insurance premiums and any deductible amounts paid by Landlord, including, without limitation, the insurance required by Paragraph 10(f); (iv) fees, charges and other costs directly related to the operation of the Project (as distinct from the operation of the partnership which owns the Project), including management fees, consulting fees, legal fees and accounting fees, fees of all independent contractors engaged by Landlord directly related to the operation of the Project or reasonably charged by Landlord if Landlord performs management services in connection with the Project, (though the management fee shall not exceed the cap noted in the following paragraph); (v) the cost of any capital improvements made to the Project after the Commencement Date (excluding, however, any capital improvements required by Laws that are Tenant's responsibility under Paragraph 5, which shall be paid directly by Tenant pursuant to Paragraph 5), the cost of such capital improvements incurred by Landlord shall be amortized over the useful life of the capital item in question as determined in accordance with generally accepted accounting principles ("GAAP"), together with interest on the unamortized balance at the greater of (x) the rate paid by Landlord on funds borrowed from an institutional lender for the purpose of constructing such capital improvements; or (y) 10% per annum; provided, however, the amount of the cost of capital improvements which may be included within Expenses pursuant to this clause (v) shall be the greater of (I) the amount that would be payable pursuant to the foregoing amortization or (11) $.02 per square foot of the Rentable Area of the Premises per month (and to the extent the amount under this clause (II) exceeds the amount that would be payable under clause (I), such excess shall be credited against the unamortized balance of the cost of capital improvements in the inverse order in which they would be payable by Tenant under clause (i)); and (vi) any other reasonable expenses of any other kind whatsoever reasonably incurred in managing, operating, maintaining and repairing the Project. Any "deductible" amounts relating to capital improvements required to be paid by Tenant hereunder in connection with any property or earthquake insurance policy carried by Landlord shall be amortized over the useful life of the restoration work to which such deductible amount relates in accordance with GAAP, in the same manner as other capital improvements that are included in Expenses as provided above.

               Notwithstanding anything to the contrary herein contained, Expenses shall not include, and in no event shall Tenant have any obligation to pay for pursuant to this Paragraph 3 or Paragraph 7(a)7(b), (aa) any rent payable pursuant to a ground lease, and debt service (including, but without limitation, interest, principal and any impound payments) required to be made on any mortgage or deed of trust recorded with respect to all or any portion of the Project other than debt service and financing charges imposed pursuant to Paragraph 3(c)(i)(D)(v) above; (bb) depreciation; (cc) the portion of a management fee paid to Landlord or affiliate in excess of three percent (3%) of Monthly Base Rent and Additional Charges for Expenses and Taxes (excluding the management fee); (dd) costs occasioned by the fraud or willful misconduct under applicable laws of Landlord or its agents, servants, contractors, employees; (ee) costs for which Landlord has a right of and has received reimbursement from others; (ff) environmental pollution remediation related costs for which Landlord has indemnified Tenant pursuant to Paragraph 40(c); (gg) advertising or promotional expenditures; and (hh) leasing commissions. All costs and expenses shall be determined in accordance with GAAP which shall be consistently applied (with accruals appropriate to Landlord's business).

                             (E) "EXPENSE YEAR" shall mean each twelve (12)
               consecutive month period commencing January I of the calendar year during which the Commencement Date of the Lease occurs, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Expenses shall be equitably adjusted for the Expense Years involved in any such change.

                      (ii) PAYMENT OF REAL ESTATE TAXES. With reasonable promptness after Landlord has received the tax bills for any Tax Year, Landlord shall furnish Tenant with a statement (herein called "Landlord's Tax Statement") setting forth the amount of Real Estate Taxes for such Tax Year. Unless otherwise required pursuant to Paragraph 3(c)(v) below, Tenant shall pay to Landlord the full amount of said actual Real Estate Taxes no later than twenty (20) days prior to the due date of each installment of Real Estate Taxes. Notwithstanding the foregoing, Landlord shall have the right, upon the giving of written notice to Tenant, to require Tenant to pay the estimated amount of Real Estate Taxes; and if Landlord gives such notice, Tenant shall, commencing with the next succeeding calendar month, pay to Landlord as Additional Charges one-twelfth (1/12th) of the Real Estate Taxes for each Tax Year on or before the first day of each month during such Tax Year, in advance, in an amount reasonably estimated by Landlord and billed by Landlord to Tenant. Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. If the actual Real Estate Taxes for such Tax Year (as shown on Landlord's Tax Statement) exceed the estimated Real Estate Taxes paid by Tenant for such Tax Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Real Estate Taxes within fifteen (15) days after the receipt of Landlord's Tax Statement, and if the total amount paid by Tenant for any such Tax Year shall exceed the actual Real Estate Taxes for such Tax Year, such excess shall be credited against the next installment of Real Estate Taxes due from Tenant to Landlord hereunder or if the Term has ended it shall be returned to Tenant within thirty (30) days. If it has been determined that Tenant has overpaid Real Estate Taxes during the last year of the Lease Term, then Landlord shall reimburse Tenant for such overage on or before the thirtieth (30th) day following the Expiration Date. No delay by Landlord in providing Landlord's Tax Statement shall be deemed a default by Landlord or a waiver of Landlord's right to require payment of the actual or estimated sums of Real Estate Taxes.

                      (iii) PAYMENT OF INSURANCE COSTS. With reasonable promptness after Landlord has received an invoice for any fire, extended coverage, boiler, sprinkler, public liability, property damage, rent, earthquake (if Landlord elects to obtain it) and other insurance for the Project obtained by Landlord, or otherwise obtained by Landlord in connection with the Project, including, without limitation, the insurance required by Paragraph 10(f), Landlord shall furnish Tenant with a statement (herein called "Landlord's Insurance Statement") setting forth the amount of the premium for such insurance. Unless otherwise required pursuant to Paragraph 3(c)(v) below, Tenant shall pay to Landlord the full amount of said insurance premium no later than twenty (20) days prior to the due date of such insurance premium. Notwithstanding the foregoing, Landlord shall have the right, upon the giving of written notice to Tenant, to require Tenant to pay the estimated amount of Landlord's cost of insurance in monthly installments in accordance with the provisions of Paragraph 3(c)(iv) below.

                      (iv) PAYMENT OF EXPENSES. Commencing on the Commencement Date, Tenant shall pay to Landlord as Additional Charges one-twelfth (1/12th) of the Expenses (including insurance premiums if Landlord has made the election described in the last sentence of Paragraph 3(c)(iii) above) for each Expense Year on or before the first day of each month of such Expense Year, in advance, in an amount reasonably estimated by Landlord and billed by Landlord to Tenant, and Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. With reasonable promptness after the expiration of each Expense Year, Landlord shall furnish Tenant with a statement (herein called "Landlord's Expense Statement"), setting forth in reasonable detail the Expenses for such Expense Year. If the actual Expenses for such Expense Year exceed the estimated Expenses paid by Tenant for such Expense Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Expenses within fifteen (15) days after the receipt of Landlord's Expense Statement, and if the total amount paid by Tenant for any such Expense Year shall exceed the actual Expenses for such Expense Year, such excess shall be credited against the next installment of the estimated Expenses due from Tenant to Landlord hereunder or if the Term has ended it shall be returned to Tenant within thirty (30) days. Any utility rebates for the Project which Landlord receives for payments made by Tenant shall be forwarded to Tenant so long as such rebate is received within one year following the Expiration Date or sooner termination of the Lease. If it has been determined that Tenant has overpaid Expenses during the last year of the Lease Term (including rebates of utilities applicable to Tenant), then Landlord shall reimburse Tenant for such overage on or before the thirtieth (30th) day following the Expiration Date.

                      (v) OTHER. To the extent any item of Real Estate Taxes or Expenses is payable by Landlord in advance of the period to which it is applicable (e.g. insurance and tax escrows required by Landlord's Lender), or to the extent that prepayment is customary for the service or matter, Landlord may (i) include such items in Landlord's estimate for periods prior to the date such item is to be paid by Landlord and
        (ii) to the extent Landlord has not collected the full amount of such item prior to the date such item is to be paid by Landlord, Landlord may include the balance of such full amount in a revised monthly estimate for Additional Charges. If the Commencement Date or Expiration Date shall occur on a date other than the first day of a Tax Year and/or Expense Year, Tenant's Share of Real Estate Taxes and Expenses, for the Tax Year and/or Expense Year in which the Commencement Date occurs shall be prorated.

                      (vi) AUDIT. Within one hundred eighty (180) days after receipt of any Expense Statement or Tax Statement from Landlord, Tenant shall have the right to examine and copy Landlord's books and records relating to such Expense Statements and Tax Statements, or cause an independent audit thereof to be conducted by an accounting firm to be selected by Tenant and subject to the reasonable approval of Landlord. If the audit conclusively proves that Tenant has overpaid either Expenses or Real

        Estate Taxes, then Landlord shall reimburse Tenant within thirty (30) days for such overage together with interest on such overpayment at the Default Rate (as defined in 3(d) below), and if such overage exceeds five percent (5%) of the actual amount of Expenses or Real Estate Taxes paid by Landlord for the Tax or Expense Year covered by such audit, then Landlord shall bear the reasonable cost of such audit, up to a maximum cost of $5,000. If Tenant fails to object to any such Expense Statement or Tax Statement or conduct an independent audit thereof within one hundred eighty (180) days after receipt thereof, such Expense Statement and/or Tax Statement shall be final and shall not be subject to any audit, challenge or adjustment. All information obtained through any audit by Tenant and any compromise, settlement or adjustment reached between Landlord and Tenant relative to the results of such audit shall be held in strict confidence by the Tenant.

               (d) LATE CHARGES. Tenant recognizes that late payment of any Monthly Base Rent or Additional Charges will result in administrative expenses to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if any Monthly Base Rent or Additional Charges remain unpaid five (5) days after such amount is due, the amount of such unpaid Monthly Base Rent or Additional Charges shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to four percent (4%) of the amount of the delinquent Monthly Base Rent or Additional Charges. In addition, any outstanding Monthly Base Rent, Additional Charges, late charges and other outstanding Rent amounts shall accrue interest at an annualized rate of the lesser of (i) the greater of 10% or The Federal Reserve Discount Rate plus 5%, until paid to Landlord, or (ii) the maximum rate permitted by law ("the Default Rate"). Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this Paragraph 3(d) in no way relieve Tenant of the obligation to pay Monthly Base Rent or Additional Charges on or before the date on which they are due, nor do the terms of this Paragraph 3(d) in any way affect Landlord's remedies pursuant to Paragraph 19 in the event any Monthly Base Rent or Additional Charges are unpaid after the date due.

        4. RESTRICTIONS ON USE. Tenant shall not use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises.

        5. COMPLIANCE WITH LAWS.

               (a) TENANT'S COMPLIANCE OBLIGATIONS. Tenant shall not use the Project or permit anything to be done in or about the Project which will in any way conflict with any present and future laws, statutes, ordinances, resolutions, regulations, proclamations, orders or decrees of any municipal, county, state or federal government or other governmental or regulatory authority with jurisdiction over the Project, or any portion thereof, whether currently in effect or adopted in the future and whether or not in the contemplation of the parties hereto (collectively, "Laws"), and Tenant shall promptly, at its sole expense, maintain the Premises, any Alterations (as defined in Paragraph 6 below) permitted hereunder and Tenant's use and operations thereon in strict compliance at all times with all Laws. "Laws" shall include, without limitation, all Laws relating to health and safety (including, without limitation, the California Occupational Safety and Health Act of 1973 and the California Safe Drinking Water and Toxic Enforcement Act of 1986, including posting and delivery of notices required by such Laws with respect to the Premises), disabled accessibility (including, without limitation, the Americans with Disabilities Act, 42 U.S.C. section 12101 et seq.), Hazardous Substances, and all present and future life safety, fire, sprinkler, seismic retrofit, building code and municipal code requirements; provided however, that Tenant's obligation to comply with Laws relating to Hazardous Substances is subject to the terms and conditions of Paragraph 40, and Tenant shall not be responsible for compliance with clean-up provisions of any Laws with respect to Hazardous Substances except to the extent of any release caused by the Tenant or any of its servants, employees, contractors, agents, licensees or invitees (collectively, including Tenant, the "Tenant Parties") or otherwise included in Tenant's indemnity contained in Paragraph 40. Notwithstanding the foregoing, Landlord, and not Tenant, shall be responsible for correcting any condition with respect to the exterior or structural portions of the Building (but not with respect to the interior of the Premises), which is in violation of applicable Laws (subject to Tenant's obligation to pay such costs to the extent they are included as Expenses under Paragraph 3(c)(i)(D) above), except to the extent such condition is caused by the negligent or intentional acts or omissions of the Tenant Parties, or such violation results from Tenant's particular use of the Premises, or such condition will be altered in connection with the installation of any Alterations. Any Alterations that are Tenant's responsibility pursuant to this Paragraph 5 shall be made in accordance with Paragraph 6 below, at Tenant's sole cost. The parties acknowledge and agree that Tenant's obligation to comply with all Laws as provided in this paragraph (subject to the limitations contained herein) is a material part of the bargained-for consideration under this Lease. Tenant's obligations under this Paragraph and under Paragraph 7(c) below shall include, without limitation, the responsibility of Tenant to make substantial or structural repairs and alterations to the Premises to the extent provided above, regardless of, among other factors, the relationship of the cost of curative action to the Rent under this Lease, the length of the then remaining Term hereof, the relative benefit of the repairs to Tenant or Landlord, the degree to which the curative action may interfere with Tenant's use or enjoyment of the Premises, and the likelihood that the parties contemplated the particular Law involved.

               (b) INSURANCE REQUIREMENTS. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Project or any of its contents (unless Tenant agrees to pay for such increase) or cause a cancellation of any insurance on the Project or otherwise violate any requirements, guidelines, conditions, rules or orders with respect to such insurance. Tenant shall at its sole cost and expense promptly comply with the requirements of the Insurance Services Office (ISO), board of fire underwriters, or other similar body now or hereafter constituted relating to or affecting Tenant's use or occupancy of the Project (other than in situations where compliance involves repair, maintenance or replacement of items that Landlord is expressly required to repair, maintain or replace under this Lease).

               (c) NO LIMITATION ON OBLIGATIONS. The provisions of this Paragraph 5 shall in no way limit Tenant's maintenance, repair and replacement obligations under Paragraph 7 or Tenant's obligation to pay Expenses under Paragraph 3(c). The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord is a party thereto or not, that Tenant has so violated any such Law shall be conclusive of such violation as between Landlord and Tenant.

        6. ALTERATIONS.

               (a) Tenant shall not make or suffer to be made any additional alterations, additions or improvements ("Alterations") in, on or to the Premises or any part thereof without the prior written consent of Landlord. Failure of Landlord to give its approval within fifteen (15) calendar days after receipt of Tenant's written request for approval shall constitute disapproval by Landlord. Any Alterations in, on or to the Premises, except for Tenant's trade fixtures and movable furniture and equipment, shall be the property of Tenant during the Term and shall become Landlord's property at the end of the Term without compensation to Tenant. Landlord shall not unreasonably withhold or delay its consent to Alterations that (i) do not materially affect the structure of the Building or its electrical, plumbing, HVAC, security or other systems, (ii) are not visible from the exterior of the Premises and do not otherwise affect the exterior appearance of the Building, (iii) are consistent with Tenant's Permitted Use hereunder; (iv) do not require any application to a political jurisdiction for rezoning, general plan amendment, variance, conditional use permit or architectural review approval, (v) will not interfere with the use and occupancy of any other portion of the Project by Landlord or by any other tenants or occupants or their invitees, or by any other party with the right to use any portion of the Project, (vi) comply with any ground lease, CC&Rs (including without limitation the CC&Rs described in EXHIBIT C) and Mortgages, and (vii) do not adversely affect the value or marketability of Landlord's reversionary interest upon termination or expiration of this Lease.

               (b) If Landlord consents to the making of any Alterations by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with plans and specifications submitted by Tenant to Landlord concurrently with its request pursuant to Paragraph 6(a) and reasonably approved by Landlord, and any contractor or person selected by Tenant to make the same must first be reasonably approved in writing by Landlord. With respect to any Alterations that affect the structure of the Building, the Building Systems, or any portion of the Project outside the Premises, at Landlord's option the Alterations shall be made by Landlord, or by a contractor specified by Landlord, for Tenant's account and Tenant shall reimburse Landlord for the cost thereof (including a reasonable charge for Landlord's overhead) as an Additional Charge, within twenty (20) days after receipt of a statement from Landlord therefor.

               (c) Tenant shall reimburse Landlord upon demand for any reasonable out-of-pocket expenses incurred by Landlord in the review of any Alterations made by Tenant, including fees charged by Landlord's contractors or consultants to review plans and specifications, and such obligation shall be an Additional Charge. Landlord's consent to any Alterations shall not obligate Landlord to repair, maintain, insure or otherwise assume any responsibility or liability with respect to any such Alteration. In addition, notwithstanding Landlord's review, Tenant and not Landlord shall be responsible for compliance of the Alterations, and plans and specifications therefor, with all applicable Laws, and Landlord shall not be responsible for any omissions or errors therein.

               (d) Upon the expiration or sooner termination of the Term, Tenant shall upon demand by Landlord, at Landlord's election either (i) at Tenant's sole cost and expense, forthwith and with all due diligence remove any Alterations made by or for the account of Tenant, designated by Landlord to be removed (provided, however, that upon the written request of Tenant prior to installation of such Alterations, Landlord shall advise Tenant at that time whether or not such Alterations must be removed upon the expiration or sooner termination of this Lease), and restore the Premises to substantially its original condition as of the Commencement Date, subject to normal wear and tear and the rights and obligations of Tenant concerning casualty damage pursuant to Paragraph 20 or (ii) pay Landlord the reasonable estimated cost thereof.

        7. REPAIR AND MAINTENANCE.

               (a) LANDLORD'S OBLIGATIONS.

                     (i) Landlord shall maintain, repair and replace, except as provided in Paragraph 7(c), the exterior (excluding windows and window frames), roof structure (but not the roof membrane) and structural portions of the Building (including load bearing walls and foundations).

                     (ii) Landlord shall maintain, repair and replace the parking areas courtyards, sidewalks, entryways, lawns, fountains, landscaping and other similar facilities located in the Common Area.

All costs incurred by Landlord in connection with the foregoing obligations shall be payable by Tenant as Additional Charges in accordance with Paragraph 3(c) to the extent they are properly included in Expenses thereunder. Landlord's obligations under this Paragraph 7(a) with respect to any particular repair, replacement or maintenance requirement, shall not commence until Tenant notifies Landlord in writing of any circumstances which Tenant believes may trigger Landlord's obligations.

               (b) TENANT'S OBLIGATIONS. Tenant shall maintain, repair and replace, at its sole cost and expense, all portions of the Premises which are not Landlord's obligations under Paragraph 7(a), including, without limitation,
(i) the roof membrane, windows, and window frames; (ii) the building systems serving the Premises for electrical, mechanical, HVAC and plumbing and all controls appurtenant thereto, and any elevators in the Building (collectively, including elevators, "Building Systems"); and (iii) the interior portion of the Building, the Alterations, and any additional tenant improvements, alterations or additions installed by or on behalf of Tenant within the Premises. Tenant shall be responsible for the expense of installation, operation, and maintenance of its telephone and other communications cabling from the point of entry into the Building to the Premises and throughout the Premises, though Landlord shall have the right to perform such work on behalf of Tenant in Common Areas, provided Landlord performs such work in coordination with Tenant and its contractors in such a manner as will accommodate Tenant's reasonable objectives with respect thereto. The Premises shall at all times be maintained by Tenant in the condition of a first-class office building. Tenant's obligations under this Paragraph 7 include, without limitation, the replacement, at Tenant's sole cost and expense, of any portions of the Premises or Building Systems which are not Landlord's express responsibility under Paragraph 7(a), if it would be commercially prudent to replace, rather than repair, such portions of the Premises, regardless of whether such replacement would be considered a capital expenditure. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect. In addition, Tenant hereby waives and releases its right to terminate this Lease under Section 1932(1) of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

               (c) ADDITIONAL OBLIGATIONS OF TENANT. The purpose of Paragraph 7(a) and 7(b) is to define the obligations of Landlord and Tenant to perform various repair and maintenance functions; the allocation of the costs therefor are covered under this Paragraph 7(c) and Paragraph 3. Tenant shall bear the full cost of repairs or maintenance interior or exterior, structural or otherwise, to preserve the Premises and the Building in good working order and first-class condition, arising out of (i) the existence, installation, use or operation of any Alterations or any of Tenant's trade fixtures or personal property, (ii) the moving of Tenant's property or fixtures in or out of the Building or Project or in and about the Premises (iii) the particular use or particular occupancy or manner of use or occupancy of the Premises by any Tenant Party; or (iv) except to the extent any claims arising from any of the foregoing are reimbursed by insurance carried by Landlord, are covered by the waiver of subrogation in Paragraph 11 or are otherwise provided for in Paragraph 20, the acts, omissions or negligence of any Tenant Parties.

               (d) MAINTENANCE SERVICE CONTRACTS. In connection with Tenant's maintenance and repair obligations contained in this Paragraph 7, Tenant shall, at its own cost and expense, enter into regularly scheduled preventive maintenance service contracts with maintenance contractors approved by Landlord, in its reasonable discretion, for servicing all Building Systems, elevators and equipment within the Premises, and shall provide copies of such contracts and periodic maintenance reports to Landlord. At Landlord's option at any time in which Tenant is in Default hereunder, maintenance service contracts shall be prepaid on an annual basis. Each maintenance service contract shall specifically name Landlord as a third party beneficiary, with the right to receive copies of all notices delivered under such contract and the ability to exercise Tenant's rights thereunder, at Landlord's election, in connection with any cure of Tenant's default by Landlord, or any assumption by Landlord of Tenant's maintenance obligations with respect to Building Systems, pursuant to Paragraph 7(e) below.

               (e) CURE RIGHTS. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord within which to cure any failure to fulfill any of its obligations under this Paragraph 7; provided however, that if such failure is curable but cannot be cured within such thirty (30) day period, Tenant shall have such additional time as may be reasonably required to cure (not to exceed sixty (60) additional days) so long as Tenant commences such cure within such (30) day period and diligently prosecutes such cure to completion. Landlord shall have the rights set forth in Paragraph 23 with respect to any failure of Tenant to perform its obligations under this Paragraph
7. In addition, Landlord may elect, by delivery of written notice to Tenant, to assume Tenant's maintenance obligations with respect to the Building Systems under item (ii) of Paragraph 7(b) if Tenant does not cure any breach of such obligations, or if Tenant has failed to perform such obligations more than once in any twelve month period (without benefit of cure periods) upon the second such failure. If Landlord assumes such obligations, all costs incurred by Landlord in connection therewith shall be included in Expenses payable by Tenant as Additional Charges in accordance with Paragraph 3(c). The remedies described in this paragraph are cumulative and in addition to any other remedies Landlord may have at law or under this Lease.

               (f) NO ABATEMENT. Except to the extent any claims arising from any of the foregoing are reimbursed by rental abatement insurance proceeds actually received by Landlord, are covered by the waiver of subrogation in Paragraph 11 or are otherwise provided for in Paragraph 20, there shall be no abatement of Rent with respect to, and except for Landlord's gross negligence or willful misconduct, Landlord shall not be liable for any injury to or interference with Tenant's business arising from, any repairs, maintenance, alteration or improvement in or to any portion of the Project, including the Premises, or in or to the fixtures, appurtenances and equipment therein.

        8. LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, material furnished or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including without limitation by the payment of the claim giving rise to such lien or by the posting of a bond. All such sums paid by Landlord and all expenses incurred by Landlord in connection therewith shall be considered Additional Charges and shall be payable to Landlord by Tenant on demand with interest from the date incurred by Landlord at the Default Rate. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give written notice to Landlord at least fifteen (15) business days' prior to commencement of any construction on the Premises.

        9. ASSIGNMENT AND SUBLETTING.

               (a) Except as otherwise provided in this Paragraph 9, Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (collectively, "Assignment"), or permit the Premises to be occupied by anyone other than Tenant or sublet the Premises or any portion thereof (collectively, "Sublease"), without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld; provided, however, that Tenant shall have the right to enter into an Assignment of Sublease to any affiliate of Tenant pursuant to Paragraph 9(f) below or a Permitted Transfer pursuant to Paragraph 9(d) below. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed Sublease or Assignment, if Landlord withholds its consent where either (i) the creditworthiness of the proposed Sublessee or Assignee is not reasonably acceptable to Landlord, or (ii) the proposed Sublessee's or Assignee's use of the Premises is not in compliance with the Permitted Use as described in the Basic Lease Information, such withholding of consent shall be presumptively reasonable. If Landlord consents to the Sublease or Assignment, Tenant may thereafter enter into a valid Sublease or Assignment upon the terms and conditions set forth in this Paragraph 9.

               (b) If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof for which Landlord's consent is required, it shall first give written notice to Landlord of its desire to do so, which notice shall contain (i) the name of the proposed assignee, subtenant or occupant; (ii) the name of the proposed assignee's, subtenant, or occupant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Assignment or Sublease; and (iv) such financial information as Landlord may reasonably request concerning the proposed assignee, subtenant or occupant.

               At any time within fifteen (15) days after Landlord's receipt of the notice specified in Paragraph 9(b), Landlord may by written notice to Tenant elect to (i) consent to the Sublease or Assignment; or (ii) disapprove the Sublease or Assignment. In addition, Landlord may elect to terminate this Lease as to the portion of the Premises that is specified in such notice, with a proportionate abatement in Monthly Base Rent and Additional Charges for Expenses and Taxes, if such notice is with respect to (x) any proposed Assignment, or (y) any proposed Sublease and either (I) such Sublease has a term (including any renewal or extension options) that either is coterminous with the Term or expires within the last two years of the Term, or (II) after giving effect to such Sublease, the original Tenant will occupy less than fifty percent (50%) of the Rentable Area of the Premises. If Landlord elects to terminate the Lease as to a portion of the Premises pursuant to the immediately preceding sentence, Tenant shall at all times provide reasonable and appropriate access to such portion of the Premises and use of any common facilities within the Building. Promptly after request from Landlord, Tenant shall enter into any amendment to this Lease or other documentation reasonably requested by Landlord in connection with any such termination of this Lease as to a portion of the Premises. Failure by Landlord to either consent to or disapprove a proposed Assignment or Sublease within the fifteen (15) day time period specified above shall be deemed to be Landlord's disapproval thereof. At Tenant's option, Tenant may notify Landlord in writing if Tenant wishes to Assign or Sublease any portion of the Premises, prior to commencing negotiations for an Assignment or Sublease with another party, if such Assignment or Sublease would be subject to Landlord's termination right provided above (such notice being the "Availability Notice"), and Landlord shall have the option, by written notice to Tenant within fifteen (15) days after receiving any Availability Notice, to terminate this Lease with respect to the portion of the Premises as provided above. If Landlord declines or fails timely to elect to terminate this Lease with respect to such portion of the Premises, Tenant shall have the right, within one hundred twenty (120) days after the expiration of such fifteen (15) day period, to enter into an Assignment or Sublease with respect to the portion of the Premises designated in the Availability Notice, subject to Landlord's consent and the other provisions of this Paragraph 9, except that Landlord shall not have the further right to terminate with respect to such Assignment or Sublease. If Tenant fails to enter into an Assignment or Sublease within such one hundred twenty (120) day period, or upon expiration of any Sublease entered into within such one hundred twenty
(120) day period, Landlord's rights under this Paragraph 9 to terminate the Lease with respect to the portion of the Premises upon any future proposed Sublease or Assignment shall revive. If Landlord consents to the Sublease or Assignment within fifteen (15) days after receipt of Tenant's notice as provided above, Tenant may thereafter within one hundred twenty (120) days after Landlord's consent, but not later than the expiration of said one hundred twenty (120) days, enter into such Assignment or Sublease of the Premises or portion thereof upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to Paragraph 9(b). However, Tenant shall pay to Landlord seventy-five percent (75%) of any rent or other consideration realized by Tenant under any and all Subleases in excess of the Monthly Base Rent and Additional Charges payable hereunder (or the amount thereof proportionate to the portion of the Premises subject to such Sublease(s)), including, without limitation, any sums paid for the sale or rental of any Alterations, after first deducting from such excess costs reasonably incurred for tenant improvements installed by Tenant (commensurate with a standard office build-out) to obtain the Sublease or Assignment in question, each of which are installed in that portion of the Premises which is the subject of the Sublease or Assignment and which unamortized costs shall be amortized on a straight line basis (without interest) over the term of the Sublease or Assignment in equal installments, and after deducting therefrom any customary brokers' commissions that Tenant has incurred in connection with such Sublease amortized on a straight line basis (without interest) over the term of the Sublease.

               (c) No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Paragraph 9 shall be void and, at the option of Landlord, shall constitute a material Default by Tenant under this Lease. The acceptance of Monthly Base Rent or Additional Charges by Landlord from a proposed assignee or sublessee shall not constitute the consent to such Assignment or Sublease by Landlord.

               (d) The following shall be deemed a voluntary assignment of Tenant's interest in this Lease: (i) any dissolution, merger, consolidation, or other reorganization of Tenant; and (ii) if the capital stock of Tenant is not publicly traded, the sale or transfer to one person or entity stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Tenant's stock issued, outstanding and entitled to vote for the election of directors. Notwithstanding anything to the contrary contained in this Paragraph 9, Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent: (1) Tenant may assign its interest in the Lease to a corporation, partnership, limited liability company, or limited liability partnership ("Transfer Entity") which results from a merger, consolidation or other reorganization, so long as the surviving Transfer Entity has a net worth immediately following such transaction that is equal to or greater than the net worth of Tenant as of the date immediately prior to such transaction; and (2) Tenant may assign this Lease to a Transfer Entity which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as such acquiring Transfer Entity has a net worth immediately following such transaction that is equal to or greater than the net worth of Tenant as of the date immediately prior to such transaction.

               (e) Each assignee pursuant to an Assignment as provided in this Paragraph 9 shall assume all obligations of Tenant under this Lease, and shall be and remain liable jointly and severally with Tenant for the payment of Monthly Base Rent and Additional Charges, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term. No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Paragraph 9(e), but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above. Notwithstanding anything to the contrary in this Lease, no Sublease shall be binding on Landlord unless and until Landlord shall agree in writing following termination of this Lease to recognize such sublessee and such sublessee agrees in writing to attorn to Landlord on the terms and conditions of the sublease (including the obligations under this Lease to the extent that they relate to the portion of the Premises subleased), and any Sublease entered into by Tenant hereunder shall include an obligation by the sublessee to so attorn to Landlord if Landlord, in Landlord's sole discretion, elects to recognize such Sublease upon any termination of this Lease.

               (f) Tenant shall have the right, without Landlord's consent and without triggering Landlord's rights under Paragraph 9(b), but with written notice to Landlord at least ten (10) days prior thereto, to enter into an

Assignment of Tenant's interest in the Lease or a Sublease of all or any portion of the Premises to an Affiliate (as defined below) of Tenant, provided that (i) in connection with an Assignment that is not a Sublease, the Affiliate delivers to Landlord concurrent with such Assignment a written notice of the Assignment and an assumption agreement whereby the Affiliate assumes and agrees to perform, observe and abide by the terms, conditions, obligations, and provisions of this Lease arising from and after the effective date of the assignment; and (ii) the assignee or sublessee remains an Affiliate throughout the term of this Lease (and, in connection with an Assignment that is not a Sublease, the assumption agreement shall contain provisions consistent with the provisions of this subparagraph allowing Landlord to terminate this Lease at such time as the entity is no longer an Affiliate of the original Tenant). If this Lease is assigned or sublet to an Affiliate and thereafter any circumstance occurs which causes such assignee or sublessee to no longer be an Affiliate of the assigning or subleasing Tenant, Tenant shall give written notice thereof to Landlord, which notice, to become effective, shall refer to Landlord's right to terminate this Lease pursuant to this subparagraph, in the event of an Assignment, or to cause Tenant to terminate the Sublease, in the event of a Sublease ("Affiliation Termination Notice"). Following occurrence of the circumstance giving rise to the discontinuation of such assignee or sublessee being an Affiliate ("Affiliate Termination") of the assigning or subleasing Tenant, Landlord shall be entitled to terminate this Lease in the event of an Assignment, or to cause Tenant to terminate the Sublease in the event of a Sublease, unless Landlord has given its prior written consent to such circumstance which consent shall not be unreasonably withheld by Landlord so long as, in the event of an Assignment, such assignee (after giving effect to such circumstance) has financial strength (as demonstrated by audited financial statements) equal to or greater than the assigning or subleasing Tenant (including its net worth) as of the date of execution of this Lease, or the assigning or subleasing Tenant executes a guaranty in usual form reasonably acceptable to Landlord (however, this does not imply that Tenant would be released without such guaranty). No Sublease or Assignment by Tenant made pursuant to this paragraph shall relieve Tenant of Tenant's obligations under this Lease. As used in this paragraph, the term "Affiliate" shall mean and collectively refer to a corporation or other entity which controls, is controlled by or is under common control with Tenant, by means of an ownership of either (aa) more than fifty percent (50%) of the outstanding voting shares of stock or partnership or other ownership interests, or (bb) stock, or partnership or other ownership interests, which provide the right to control the operations, transactions and activities of the applicable entity.

        10. INSURANCE AND INDEMNIFICATION.

               (a) Except to the extent caused by the negligence or willful misconduct of Tenant Parties or Tenant's breach of this Lease, Landlord shall indemnify and hold Tenant harmless from and defend Tenant against any and all claims or liability for any injury or damage to any person or property including any reasonable attorney's fees (but excluding any consequential damages or loss of business) occurring in, on, or about the Project to the extent such injury or damage is caused by the gross negligence or willful misconduct of: (i) Landlord; or (ii) Landlord's agents, servants, contractors or employees (collectively, together with Landlord, "Landlord Parties"), provided, however, that in no event shall Landlord be liable to Tenant for any losses arising from any interruption of Tenant's business, or for lost profits, or for charges or expenses which continue but would have been earned if the business had gone on without interruption, or for any other loss, claim, cost, expense or damage which would be covered by a standard policy of business interruption insurance, even if such lost profits, charges, expenses, losses, claims, costs or damages caused by the gross negligence or willful misconduct of Landlord's agents, servants, contractors or employees.

               (b) Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord Parties for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever (other than the gross negligence or willful misconduct of Landlord Parties), and without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or other portion of the Premises or the Building, or caused by gas, fire, oil, electricity, or any cause whatsoever, in, on, or about the Premises, the Project or any part thereof (other than that caused by the gross negligence or willful misconduct of Landlord Parties); provided, however, that in no event shall Landlord be liable to Tenant for any losses arising from any interruption of Tenant's business, or for lost profits, or for charges or expenses which continue but would have been earned if the business had gone on without interruption, or for any other loss, claim, cost, expense or damage which would be covered by a standard policy of business interruption insurance, even if caused by the gross negligence or willful misconduct of Landlord's agents, servants, contractors or employees.

Tenant acknowledges that any casualty insurance carried by Landlord will not cover loss of income to Tenant or damage to the Alterations in the Premises installed by Tenant or Tenant's personal property located within the Premises (except as provided in Paragraph 10(f) below). Tenant shall be required to maintain the insurance described in Paragraph 10(d) below during the Term.

               (c) Except to the extent caused by the gross negligence or willful misconduct of Landlord Parties, Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever: (i) occurring in or on the Premises; or (ii) occurring in, on, or about any other portion of the Project to the extent such injury or damage shall be caused by the negligence or willful misconduct by the Tenant Parties. Tenant further agrees to indemnify and hold Landlord harmless from, and defend Landlord against, any and all claims, losses, or liabilities (including damage to Landlord's property) arising from
(x) any breach of this Lease by Tenant, (y) any matter referred to in Paragraph 10(g), and/or (z) the conduct of any work or business of Tenant Parties in or about the Project, including, but not limited to any release, discharge, storage or use of any Hazardous Substance. In the event of a discrepancy between the terms of this paragraph and the terms of Paragraph 40 of the Lease concerning Hazardous Substance liability, the latter shall control. Notwithstanding the foregoing, however, Tenant shall so indemnify, hold harmless and defend Landlord with respect to losses arising from any interruption of Tenant's business, or for lost profits, or for charges or expenses which continue but would have been earned if the business had gone on without interruption, or for any other loss, claim, cost, expense or damage which would be covered by a standard policy of business interruption insurance, even if such losses resulted from the gross negligence or willful misconduct of Landlord's agents, servants, contractors or employees.

               (d) Tenant shall procure at its cost and expense and keep in effect during the Term the following insurance:

                     (i) Commercial general liability insurance on an occurrence form, including contractual liability, with a minimum combined single limit of liability of Three Million Dollars ($3,000,000). Such insurance shall name Landlord, any Mortgagee, any ground lessor, and such other parties as Landlord may request as additional insureds, shall specifically include the liability assumed hereunder by Tenant, and shall provide that it is primary insurance, and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord, and shall provide that Landlord shall receive thirty (30) days' written notice from the insurer prior to any cancellation or change of coverage. The limits of such insurance shall not limit the liability of Tenant hereunder, and Tenant is responsible for ensuring that the amount of liability insurance carried by Tenant is sufficient for Tenant's purposes.

                     (ii) Intentionally Omitted;

                     (iii) "Special" (also known as "all risk") property insurance (including, without limitation, boiler and machinery (if applicable); sprinkler damage, vandalism and malicious mischief) on all of Tenant's personal property. Such insurance shall be in an amount equal to full replacement cost of the aggregate of the foregoing and shall provide coverage comparable to the coverage in the standard ISO All Risk form, when such form is supplemented with the coverages required above;

                     (iv) Worker's compensation insurance with limits as may be required by law.

                     (v) Such other insurance as may be required by Laws, or by Landlord to the extent it is commercially reasonable for tenants to be required to carry such other insurance under similar leases with respect to similar property in similar locations.

Insurance required under this Paragraph 10(d) shall be in companies rated "A"X or better in "Best's Insurance Guide." Tenant shall deliver copies of policies of such insurance and certificates naming the additional insureds thereof to Landlord on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option after written notice to Tenant, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Charges within five (5) days after delivery to Tenant of bills therefor.

               (e) The provisions of this Paragraph 10 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

               (f) Landlord shall maintain insurance on the Project, including the Building, and any Alterations installed in the Premises by Tenant at its expense to the extent Tenant provides Landlord with all information reasonably required by Landlord or its insurer in connection therewith (with the entire cost of any such insurance on Alterations to be payable directly by Tenant to Landlord as an Additional Charge, including the incremental cost to add such insurance to Landlord's policies and any deductibles payable with respect to such Alterations), against fire and risks covered by "special" coverage (also known as "all risk") (excluding earthquake and flood, though Landlord, at its sole option, may include this coverage) on a 100% of "replacement cost" basis (though reasonable deductibles may be included under such coverage). Landlord's insurance shall also have a building ordinance provision and shall provide for rental interruption insurance covering a period of twelve (12) full months. In no event shall Landlord be deemed a co-insurer under such policy. Landlord shall also maintain commercial general liability insurance on an occurrence basis in amounts not less than Three Million Dollars ($3,000,000) per occurrence with respect to bodily injury or death and property damage in the Project. Notwithstanding the foregoing obligations of Landlord to carry insurance, Landlord may modify the foregoing coverages if and to the extent it is commercially reasonable to do so. Landlord agrees to provide Tenant, upon written request, with certificates of insurance evidencing the foregoing coverages. Tenant acknowledges that, notwithstanding any provision of this Paragraph 10(f) or any other provision of this Lease, Landlord currently intends to carry earthquake insurance on the Project during the Term of this Lease.

               (g) Tenant acknowledges that even if Landlord installs and operates security cameras or other security equipment and/or provides any other services that could be construed as being intended to enhance security, Landlord shall have no obligation to Tenant or to any of Tenant's Parties for any damage, claim, loss or liability related to any claim that Landlord had a duty to provide security or that the equipment or services provided by Landlord were inadequate, inoperative or otherwise failed to provide adequate security. Any such claim made against Landlord by any employee, customer or invitee of Tenant shall be included within Tenant's obligation of indemnity and defense set forth in Paragraph 10(c) above.

        11. WAIVER OF SUBROGATION. Notwithstanding anything to the contrary in this Lease, the parties hereto release each other (including Landlord Parties and Tenant Parties) and their respective agents, employees, successors, assignees and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk (i) which is actually insured against, to the extent of receipt of payment under such policy (unless the failure to receive payment under any such policy results from a failure of the insured party to comply with or observe the terms and conditions of the insurance policy covering such liability, in which event, such release shall not be so limited), (ii) which is required to be insured against under this Lease, without regard to the negligence or willful misconduct of the entity so released, or (iii) which would normally be covered by the standard form of "special" or "all risk" coverage property insurance. Landlord and Tenant shall each obtain from their respective insurers under all policies of fire, theft, and other property insurance maintained by either of them at any time during the Term insuring or covering the Building, the Premises, or the Project or any portion thereof of its contents therein, a waiver of all rights of subrogation which the insurer of one party might otherwise, if at all, have against the other party and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver.

        12. SERVICES AND UTILITIES.

               (a) Landlord shall provide the maintenance and repairs described in Paragraph 7(a), except for damage occasioned by the act or omission of Tenant or for which Tenant is responsible pursuant to Paragraph 10(c), which damage shall be repaired by Landlord at Tenant's expense.

               (b) Subject to the provisions elsewhere herein contained and to the Rules and Regulations, Tenant shall be responsible for arranging for, and direct payment of any and all cost of, garbage pickup, recycling, janitorial, security, transportation management programs, water, electricity, gas, telephone, cable and digital services, and Tenant shall provide the maintenance, repair and replacement of Building Systems in connection with such utilities and services, and Tenant shall provide the maintenance, repair and services as described in Paragraph 7(b). Landlord shall cooperate with Tenant's efforts to arrange all such services. If Landlord assumes Tenant's maintenance obligations with respect to the Building Systems pursuant to Paragraph 7(e), Tenant shall cooperate fully with Landlord and abide by all the reasonable regulations and requirements that Landlord may prescribe for the proper functioning and protection of the Building Systems.

               (c) Tenant will not without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed, use any apparatus or device in the Premises which, when used, puts an excessive load on the Building or its structure or systems, including, without limitation, electronic data processing machines, punch card machines and machines using excess lighting or voltage in excess of the amount for which the Building is designed.

               (d) Landlord shall not be in default hereunder, nor be deemed to have evicted Tenant, nor be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated, except as expressly provided for in the last sentence of this paragraph, by reason of (i) the installation, use or interruption of use of any equipment in connection with the foregoing utilities and services; (ii) failure to furnish or delay in furnishing any services to be provided by Landlord when such failure or delay is caused by Acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or to the Building (except in the case of Landlord's gross negligence or willful misconduct); or
(iii) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Project. Furthermore, Landlord shall be entitled to cooperate with the mandatory requirements of national, state or local governmental agencies or utilities suppliers in connection with reducing energy or other resources consumption. If the Premises become unsuitable for Tenant's use as a consequence of cessation of gas and electric utilities or other services provided to the Premises resulting from a casualty covered by Landlord's insurance, then Tenant's Monthly Base Rent and Additional Charges shall abate during the period of time in which Tenant cannot occupy the Premises for the Permitted Uses, but only to the extent of rental abatement insurance proceeds received by Landlord.

        13. TENANT'S CERTIFICATES. Tenant, at any time and from time to time, within ten (10) days from receipt of written notice from Landlord, will execute, acknowledge and deliver to Landlord and, at Landlord's request, to any prospective tenant, purchaser, ground or underlying lessor or mortgagee of any part of the Project any other party acquiring an interest in Landlord, a certificate of Tenant substantially in the form attached as EXHIBIT E and also containing any other information that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this Paragraph 13 may be relied upon by Landlord and any prospective tenant, purchaser, ground or underlying lessor or mortgagee of any part of the Project, or such other party.

        14. HOLDING OVER. If Tenant (directly or through any successor-in-interest of Tenant) remains in possession of all or any portion of the Premises after the expiration of the Term or the termination of this Lease with the written consent of Landlord, such continued possession shall be construed to be a tenancy from month to month at one hundred twenty-five percent (125%) of the Monthly Base Rent payable in the last full month prior to such termination or expiration (and shall be increased in accordance with Paragraph 3(b)), together with an amount estimated by Landlord for the monthly Additional Charges for Expenses and Taxes payable under this Lease, and shall otherwise be on the terms and conditions herein specified so far as applicable. If Tenant (directly or through any successor-in-interest of Tenant) remains in possession of all or any portion of the Premises after the expiration of the Term or the termination of this Lease without the written consent of Landlord, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the Monthly Base Rent during Tenant's holding over shall be the greater of the then fair market rent for the Premises (as reasonably determined by

Landlord) or one hundred fifty percent (150%) of the Monthly Base Rent and Additional Charges for Expenses and Taxes payable in the last full month prior to the termination or expiration of this Lease (and shall be increased in accordance with Paragraph 3(b). In addition to Rent, Tenant shall pay Landlord for all damages proximately caused by reason of the Tenant's retention of possession. Landlord's acceptance of Rent after the expiration of the Term or termination of the Term of this Lease shall not constitute a renewal of this Lease, and nothing contained in this provision shall be deemed to waive Landlord's right of re-entry or any other right hereunder or at law. Tenant acknowledges that, in Landlord's marketing and re-leasing efforts for the Premises, Landlord is relying on Tenant's vacation of the Premises on the Expiration Date. Accordingly, Tenant shall indemnify, defend and hold Landlord harmless from and against all claims, liabilities, losses, costs, expenses and damages arising or resulting directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any loss, cost or damages suffered by any prospective tenant of all or any part of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of all or any portion of the Premises by reason of such failure of Tenant to timely surrender the Premises.

        15. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting all or any portion of the Project, (ii) any CC&Rs (including without limitation the CC&Rs described in EXHIBIT C), and (iii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which all or any portion of the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items, is specified as security (any of the foregoing, a "Mortgage", and the beneficiary or mortgagee under any of the foregoing, a "Mortgagee"). Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such Mortgages to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any Mortgage is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Notwithstanding anything to the contrary contained herein, this Lease shall not be subject or subordinate to any ground or underlying lease or to any Mortgage, unless the ground lessor or Mortgagee executes a reasonable recognition and non-disturbance agreement which provides that Tenant shall be entitled to continue in possession of the Premises on the terms and conditions of this Lease if and for so long as Tenant fully performs all of its obligations hereunder. Landlord and Tenant covenant and agree to cooperate in efforts to obtain a mutually acceptable form of subordination, non-disturbance and attornment agreement from Landlord's current Mortgagee, and Tenant covenants and agrees to execute and deliver upon demand by Landlord and in the form requested by Landlord and reasonably acceptable to Tenant (Tenant has approved the form of the subordination, non-disturbance and attornment agreement attached as EXHIBIT F, without limiting Tenant's future approval of any additional or substitute form), any customary additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such Mortgage. Tenant shall execute, deliver and record any such documents within ten (10) days after Landlord's written request.

        16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as EXHIBIT D and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible for the nonperformance by any other Tenant or occupant of the Building or the Project of any said rules and regulations. In the event of an express and direct conflict between the terms, covenants, agreements and conditions of this Lease and those set forth in the rules and regulations, as modified and amended from time to time by Landlord, this Lease shall control.

        17. RE-ENTRY BY LANDLORD. Landlord reserves and shall at all reasonable times, upon reasonable prior notice (except in the case of an emergency), and subject to Tenant's reasonable security precautions and the right of Tenant to accompany Landlord at all times, have the right to re-enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder (unless Tenant is supplying such service), to show the Premises to prospective purchasers, Mortgagees or tenants (as to prospective tenants, only during the last eighteen (18) months of the Term), to post notices of nonresponsibility or as otherwise required or allowed by this Lease or by law, and to alter, improve or repair the Premises and any portion of the Building and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord's entry and acts pursuant to this paragraph and Tenant shall not be entitled to an abatement or reduction of Monthly Base Rent or Additional Charges if Landlord exercises any rights reserved in this paragraph. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, except to the extent caused by Landlord's gross negligence or willful misconduct. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any end all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises, or portion thereof obtained by Landlord by any of said means, or otherwise, shall not under any emergency circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. Landlord shall use commercially reasonable efforts during re-entry to not unreasonably interfere with Tenant's use of the Premises or its business conducted therein.

        18. INSOLVENCY OR BANKRUPTCY. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, reorganization or other debtor relief proceedings, whether now existing or hereafter amended or enacted, shall at Landlord's option constitute a breach of this Lease by Tenant (provided that, with respect to a petition in bankruptcy, or receiver attachment, or other remedy pursued by a third party, such event shall not constitute a breach of this Lease so long as it is discharged within sixty (60) days). Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, reorganization or other debtor relief proceedings.

        19. DEFAULT.

               (a) The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a "Default" hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice from Landlord (which notice shall be in lieu of and not in addition to the notice required by Section 1161 of the California Code of Civil Procedure) within which to cure any failure to pay Monthly Base Rent or Additional Charges; provided, however, that Landlord shall not be required to provide such notice more than two (2) times during any two (2) year period during the Term with respect to non-payment of Monthly Base Rent or Additional Charges, the third such non-payment constituting Default without requirement of notice. Tenant shall have a period of thirty (30) days from the date of receipt of written notice from Landlord within which to cure any other Default under this Lease; provided, however, that with respect to any curable Default other than the payment of Monthly Base Rent or Additional Charges that cannot reasonably be cured within thirty (30) days, the cure period shall be extended for an additional period of time reasonably required to cause such cure if Tenant commences to cure within thirty (30) days from Landlord's notice and continues to prosecute diligently the curing thereof, provided that such cure period shall in no event extend beyond ninety (90) days after Landlord's notice. Notwithstanding the foregoing,
(i) if a different cure period is specified elsewhere in this Lease with respect to any specific obligation of Tenant, such specific cure period shall apply with respect to a failure of such obligation in lieu of, and not in addition to, the cure period provided in this Paragraph 19(a); and (ii) the cure periods specified in Paragraphs 7(e) and 23 shall apply with respect to Landlord's rights to cure Tenant's failure to perform pursuant to Paragraphs 7(e) and 23, respectively. Upon a Default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

                      (i) The rights and remedies provided by California Civil Code, Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid

        Monthly Base Rent and Additional Charges for the balance of the Term after the time of award exceeds the amount of rental loss for the same period that the Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2;

                      (ii) The rights and remedies provided by California Civil Code, Section 1951.4, that allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover Monthly Base Rent and Additional Charges as they become due, for so long as Landlord does not terminate Tenant's right to possession; provided, however, if Landlord elects to exercise its remedies described in this Paragraph 19(a)(ii) and Landlord does not terminate this Lease, and if Tenant requests Landlord's consent to an assignment of this Lease or a sublease of the Premises at such time as Tenant is in Default, Landlord shall not unreasonably withhold its consent to such assignment or sublease. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's rights to possession;

                      (iii) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law;

                      (iv) If Landlord elects to terminate this Lease, the right and power to enter the Premises and remove therefrom all persons and property and, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law.

               (b) Landlord shall have a period of thirty (30) days from the date of written notice from Tenant within which to cure any default of Landlord under this Lease; provided, however, that with respect to any default that cannot reasonably be cured within thirty (30) days, the default shall not be deemed to be uncured if Landlord commences to cure within thirty (30) days from Tenant's notice and continues to prosecute diligently the curing thereof. Tenant agrees to deliver to any Mortgagee a copy of any Notice of Default served upon the Landlord in the manner prescribed by Paragraph 26 hereof, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional thirty (30) days (provided that Tenant notifies Mortgagee concurrently with Tenant's notice to Landlord at the beginning of Landlord's thirty (30) day period; otherwise Mortgagee shall have sixty (60) days from the date on which it is noticed) within which to cure such default or if such default cannot be cured within that time, then such additional time as may be reasonably necessary to cure such default shall be granted if within such applicable period Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

        20. DAMAGE BY FIRE, ETC.

               (a) RESTORATION OR TERMINATION. If the Premises or the Building are damaged by fire or other casualty, Landlord shall forthwith repair the same, provided that such repairs can be made within one hundred eighty (180) days after the date of such damage under the laws and regulations of the federal, state and local governmental authorities having jurisdiction thereof. In such event, this Lease shall remain in full force and effect except that Tenant shall be entitled to a proportionate reduction of Monthly Base Rent and Additional Charges while such repairs to be made hereunder by Landlord are being made. Such reduction of Monthly Base Rent and Additional Charges, if any, shall be based upon the greater of (i) the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises; or (ii) the extent to which such damage and the making of such repairs by Landlord shall interfere with the business carried on by Tenant in the Premises, and shall be limited to the extent of rental abatement insurance proceeds actually received by Landlord under Landlord's casualty insurance policy. Within thirty (30) days after the date of such damage, Landlord shall notify Tenant whether or not in Landlord's reasonable opinion such repairs can be made within one hundred eighty

(180) days after the date of such damage and Landlord's reasonable estimate of the time needed for such repairs. If such repairs cannot be made within one hundred eighty (180) days from the date of such damage, Landlord shall within thirty (30) days after the date of such damage elect either to: (i) notify Tenant of Landlord's intention to repair such damage and diligently prosecute such repairs, in which event this Lease shall continue in full force and effect and the Monthly Base Rent and Additional Charges shall be reduced as provided herein; or (ii) notify Tenant of Landlord's election to terminate this Lease as of a date specified in such notice, which date shall not be less than thirty
(30) days nor more than sixty (60) days after such notice is given and this Lease shall terminate on the date specified in such notice. If Landlord notifies Tenant that restoration or repair of the Premises will take more than one hundred eighty (180) days, Tenant shall have a right to terminate the Lease within fifteen (15) days following receipt of Landlord's notice, by providing Landlord with written notice of its election to do so. in such event (and also in the event Landlord terminates the Lease pursuant to the immediately preceding sentence), Tenant shall have no liability for payment of the deductible under Landlord's insurance relating to such damage. In case of termination by either event, the Monthly Base Rent and Additional Charges shall be reduced by a proportionate amount based upon the extent to which such damage interfered with the business carried on by Tenant in the Premises, and Tenant shall pay such reduced Monthly Base Rent and Additional Charges up to the date of termination. Landlord agrees to refund to Tenant any Monthly Base Rent and Additional Charges previously paid for any period of time subsequent to such date of termination. The repairs to be made hereunder by Landlord shall not include, and Landlord shall not be required to repair, any damage by fire or other cause to the property of Tenant or any repairs or replacements of any paneling, decorations, railings, floor coverings or any alterations, additions, fixtures or improvements installed on the Premises by or at the expense of Tenant; provided, however, that to the extent Landlord's insurance policies cover any Alterations pursuant to Paragraph 10(f), Landlord shall make available to Tenant any available insurance proceeds with respect to any damage or destruction that affects such Alterations, after deducting therefrom the cost, if any, to Landlord for the recovery of such proceeds and/or of any repair to the Building or Premises or Project for which Landlord is responsible hereunder, in order for Tenant to repair and restore such Alterations, pursuant to disbursement procedures established by Landlord and/or any Mortgagee. Tenant hereby waives the provisions of Section 1932.2, and Section 1933.4, of the Civil Code of California. Notwithstanding anything contained herein to the contrary, if a Major Casualty (as defined below) occurs with respect to any portion of the Building, and the net insurance proceeds obtained as a result of such casualty are ninety percent (90%) or a lesser percentage of the cost of restoration, rebuilding or replacement, then Landlord shall not be obligated to undertake such restoration, rebuilding or replacement unless Landlord elects to do so in writing, provided that Landlord's election not to restore shall be deemed Landlord's election to terminate. For the purpose of this Lease, a "Major Casualty" shall mean a casualty that renders unusable twenty percent (20%) or more of the Net Rentable Area of the Building or which materially adversely affects the use of such Building.

               (b) CASUALTY AT END OF TERM. Notwithstanding anything to the contrary contained in this Lease, if during the twelve (12) months prior to the expiration of the Term, either of the Building or a substantial portion thereof are damaged or destroyed by fire or other casualty, either Tenant or Landlord shall have the option to terminate this Lease as of the date of such damage or destruction by written notice to the other party given within thirty (30) days after such damage or destruction, in which event Landlord shall make a proportionate refund to Tenant of such Rent as may have been paid in advance. For purposes of this paragraph, a "substantial portion" shall mean fifty percent (50%) of the Building.

               (c) UNINSURED CASUALTY. Notwithstanding Paragraph 20(a), and subject to the termination right in Paragraph 20(b), in the event of a total or partial destruction of the Premises (i) by a casualty of a type not required to be insured against by Landlord under the terms of this Lease, or (ii) under circumstances where Landlord has been required by any Mortgagee to utilize substantially all of the insurance proceeds to pay down the Mortgage, which destruction exceeds five percent (5%) of the replacement cost of the Building, this Lease shall automatically terminate, unless (x) Landlord elects to reconstruct the Building, and (y) the damage can be reconstructed within one hundred eighty (180) days after the date of such damage. If Landlord elects to reconstruct, the cost incurred by Landlord for such reconstruction shall be amortized over the useful life of the Building and such amortization shall be reimbursed by Tenant to Landlord as an Additional Charge together with interest at the Default Rate; provided, however, that Tenant shall not be obligated to pay for any portion of the useful life of the Building which extends beyond the Expiration Date.

        21. EMINENT DOMAIN. If any part over fifteen percent (15%) of the Premises shall be taken or appropriated under the power of eminent domain or conveyed in lieu thereof, Tenant shall have the right to terminate this Lease at its option. In such event, Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any income, rent, award or any interest therein which may be paid in connection with the exercise of such power of eminent domain, and Tenant shall have no claim against Landlord for any part of sum paid by virtue of such proceedings, whether or not attributable to the value of the unexpired term of this Lease except that Tenant shall be entitled to petition the condemning authority for the following: (i) the then unamortized cost of any Alterations paid for by Tenant from its own funds (as opposed to any allowance, including the Tenant Allowance, provided by Landlord); (ii) the value of Tenant's trade fixtures; (iii) Tenant's relocation costs; and (iv) Tenant's goodwill, loss of business and business interruption. 1f a part of the Premises shall be so taken or appropriated or conveyed and neither party hereto shall elect to terminate this Lease and the Premises have been damaged as a consequence of such partial taking or appropriation or conveyance, Landlord shall restore the Premises continuing under this Lease at Landlord's cost and expense; provided, however, that Landlord shall not be required to repair or restore any injury or damage to the property of Tenant or to make any repairs or restoration of any Alterations installed on the Premises by or at the expense of Tenant. Thereafter, the Monthly Base Rent and Additional Charges to be paid under this Lease for the remainder of the Term shall be proportionately reduced, such that thereafter the amounts to be paid by Tenant shall be in the ratio that they are of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking. Notwithstanding anything to the contrary contained in this Paragraph 21, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Monthly Base Rent and Additional Charges payable hereunder by Tenant during the Term. In the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term. If such temporary taking is for a period longer than two hundred and seventy (270) days and unreasonably interferes with Tenant's use of the Premises or the Common Area, then Tenant shall have the right to terminate the Lease. Landlord and Tenant understand and agree that the provisions of this Paragraph 21 are intended to govern fully the rights and obligations of the parties in the event of a Taking of all or any portion of the Premises. Accordingly, the parties each hereby waives any right to terminate this Lease in whole or in part under Sections 1265.120 and 1265.130 of the California Code of Civil Procedure or under any similar Law now or hereafter in effect.

        22. SALE BY LANDLORD. If Landlord sells or otherwise conveys its interest in the Premises, Landlord shall be relieved of its obligations under the Lease from and after the date of sale or conveyance (including the obligations of Landlord under Paragraph 40), only when the successor assumes in writing the obligations to be performed by Landlord on and after the effective date of the transfer, whereupon Tenant shall attorn to such successor.

        23. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Monthly Base Rent or Additional Charges. If Tenant shall default in the payment of any sum of money, other than Monthly Base Rent or Additional Charges, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder (including, without limitation, Tenant's obligation to maintain and repair the Premises and Building Systems pursuant to Paragraph 7(b)), and either (i) such failure continues, and Tenant does not commence cure of such failure, for ten (10) days after notice thereof by Landlord as provided in Paragraph 19(a) (except in the event of emergency, when no cure period shall be required but Landlord shall make reasonable good faith efforts to notify Tenant prior to commencing such emergency cure), or (ii) having commenced such cure Tenant does not diligently prosecute the curing thereof, or (iii) if Landlord is, in Landlord's reasonable business judgment, in a better position to accomplish such cure or can accomplish such cure in a more efficient or cost-effective manner than Tenant, or (iv) if a default under any Mortgage is, in Landlord's reasonable judgment, likely to occur due to Tenant's failure to cure such failure in a timely manner, then in any such situation Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant's part to be made or performed as provided in this Lease. All sums so paid and costs so incurred by Landlord, together with interest thereon at the Default Rate from the date Landlord makes such payment or incurs such cost, shall be payable as Additional Charges to Landlord within thirty (30) days after receipt by Tenant of a bill or statement therefor.

        24. SURRENDER OF PREMISES.

               (a) At the end of the Term or any renewal thereof or other sooner termination of this Lease, Tenant will peaceably deliver to Landlord possession of the Premises, together with all improvements or additions upon or belonging to Landlord, by whomsoever made, in substantially the same condition as received, or first installed, subject to the terms of Paragraphs 6, 21 and 40, subject to normal wear and tear and the rights and obligations of Tenant concerning casualty damage pursuant to Paragraph 20. Tenant may, upon the termination of this Lease, remove all movable furniture and equipment belonging to Tenant, at Tenant's sole cost, provided that Tenant repairs any damage caused by such removal. Property not so removed by the Expiration Date (or in the event of an earlier termination, within five (5) days of such earlier termination date) shall be deemed abandoned by Tenant, and title to the same shall thereupon pass to Landlord. Upon such expiration or sooner termination of the Term, Tenant shall upon demand by Landlord, at Landlord's election either (i) at Tenant's sole cost and expense, forthwith and with all due diligence remove any Alterations made by or for the account of Tenant, designated by Landlord to be removed (provided, however, that upon the written request of Tenant prior to installation of such Alterations, Landlord shall advise Tenant at that time whether or not such Alterations must be removed upon the expiration or sooner termination of this Lease), and restore the Premises to its original condition as of the Delivery Date, subject to the foregoing; or (ii) pay Landlord the reasonable estimated cost thereof.

               (b) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

        25. WAIVER. If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of Rent or Additional Charges by Landlord shall not constitute a waiver of any preceding breach by Tenant of any tenor, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Monthly Base Rent or Additional Charges. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

        26. NOTICES. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by certified mail, return receipt requested, reputable overnight carrier, or delivered personally, (i) to Tenant (A) at Tenant's address set forth in the Basic Lease Information, if sent prior to Tenant's taking possession of the Premises, or (B) at the Premises if sent subsequent to Tenant's taking possession of the Premises, or (C) at any place where Tenant may be found if sent subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises; or (ii) to Landlord at Landlord's address set forth in the Basic Lease Information; or (iii) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Paragraph 26. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date the return receipt indicates delivery of or refusal of delivery if sent by certified mail, the day upon which recipient accepts and signs for delivery from a reputable overnight carrier, or on the date a reputable overnight carrier indicates refusal of delivery, or upon the date personal delivery is made. If Tenant is notified in writing of the identity and address of any Mortgagee or ground or underlying lessor, Tenant shall give to such Mortgagee or ground or underlying lessor notice of any Default by Landlord under the terms of this Lease in writing sent by registered or certified mail, and such Mortgagee or ground or underlying lessor shall be given the opportunity to cure such Default (as defined in Paragraph 19(a)) prior to Tenant exercising any remedy available to it.

        27. TAXES PAYABLE BY TENANT. Prior to delinquency Tenant shall pay all taxes levied or assessed upon Tenant's equipment, furniture, fixtures and other personal property located in or about the Premises. If the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon Tenant's equipment, furniture, fixtures or other personal property, Tenant shall pay to Landlord, upon written demand, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment

        28. ABANDONMENT. Tenant shall not abandon the Premises and cease performing its financial and maintenance obligations under this Lease at any time during the Term, and if Tenant shall abandon and cease performing its financial and maintenance obligations under this Lease, or surrender the Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall thereupon pass to Landlord. Notwithstanding anything to the contrary contained herein, Tenant shall not be allowed to vacate the Premises for any period of time unless either
(a) such vacation would not result in a termination of, limitation on, or other adverse effect on, Landlord's insurance policies, or (b) Tenant pays the incremental premium costs, and assumes responsibility for any increased deductible amounts, to the extent required to cause Landlord's insurance policies to not be terminated, limited or adversely affected as a result of such vacation. For purposes of this Paragraph 28, the Tenant shall not be deemed to have abandoned the Premises solely because the Tenant is not occupying the Premises.

        29. SUCCESSORS AND ASSIGNS. Subject to the provisions of Paragraph 9, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective legal and personal representatives, successors and assigns.

        30. ATTORNEY'S FEES. If Tenant or Landlord brings any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for attorney's fees and costs, which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not the action is prosecuted to judgment.

        31. LIGHT AND AIR Tenant covenants and agrees that no diminution of light, air or view by any structure which may hereafter be lawfully erected (whether or not by Landlord) shall entitle Tenant to any reduction of rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder. Landlord has informed Tenant that it has no intention of constructing additional facilities at the Project except those facilities needed to service the Project.

        32. SECURITY DEPOSIT. Concurrently with execution hereof, Tenant has paid to Landlord the Security Deposit specified in the Basic Lease Information as security for the fill and faithful performance of Tenant's obligations under this Lease. If a default occurs under this Lease, or if Tenant is the subject of an Insolvency Proceeding, Landlord may use the Security Deposit to remedy any such default and to compensate Landlord for damages incurred. If Landlord uses any portion of the Security Deposit to cure any default by Tenant hereunder, Tenant shall deposit additional cash with Landlord in an amount equal to restore the Security Deposit to its original amount within ten (10) days of notice from Landlord; and Tenant's failure to do so shall become be a material breach of this Lease. Landlord shall hold the Security Deposit for the foregoing purposes; provided, however, that Landlord shall have no obligation to segregate the Security Deposit from its general finds or to pay interest thereon. Within sixty
(60) days after the expiration of the Term or earlier termination, the Security Deposit shall be returned to Tenant, reduced by those amounts that may be required by Landlord to remedy defaults on the part of Tenant in the payment of Rent, to repair damages to the Premises caused by Tenant and to clean the Premises. If Landlord conveys or transfers its interest in the Leased Premises, and as a part of such conveyance or transfer, assigns its interest in this Lease and Security Deposit, or any portion thereof not previously applied, the Security Deposit shall be transferred to Landlord's successor end Landlord shall be released and discharged from any further liability to Tenant with respect to such Security Deposit. In no event shall any mortgagee or beneficiary under a mortgage or deed of trust encumbering all or any portion of the Project, or any purchaser of all or any portion of the Project at a public or private foreclosure sale under such mortgage or deed of trust, have any liability or obligation whatsoever to Tenant or Tenant's successors or assigns for the return of all or any part of the Security Deposit in the event any such mortgagee, beneficiary or purchaser becomes a mortgagee in possession or succeeds to the interest of Landlord under this Lease unless, and then only to the extent that, such mortgagee, beneficiary or purchaser has received all or any part of the Security Deposit.

        33. CORPORATE AUTHORITY; FINANCIAL INFORMATION. If Tenant signs as a corporation each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so. If Tenant signs as a partnership or limited liability company, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing partnership or limited liability company, as applicable, that Tenant has and is qualified to do business in California, that Tenant has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the Tenant were authorized to do so and by their signatures bind the Tenant. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties. Tenant hereby further covenants and warrants to Landlord that all financial information and other descriptive information regarding Tenant's business, which has been or shall be furnished to Landlord, is and shall be accurate and complete at the time of delivery to Landlord. If Landlord signs as a corporation each of the persons executing this Lease on behalf of Landlord does hereby covenant and warrant that Landlord is a duly authorized and existing corporation, that Landlord has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so. Upon Tenant's request, Landlord shall provide Tenant with evidence reasonably satisfactory to Tenant confirming the foregoing covenants and warranties.

        34. PARKING. Tenant shall have the right to use, and Landlord shall maintain for use by Tenant pursuant to the provisions of Paragraph 7, all of the parking spaces located on the Project. Landlord agrees that so long as not required by an applicable governmental entity, there shall be no additional Monthly Base Rent charged for parking (not to be confused with the Expenses charged pursuant to Paragraph 3).

        35. MISCELLANEOUS.

               (a) The term "Premises" wherever it appears herein includes and shall be deemed or taken to include (except where such meaning would be clearly repugnant to the context) the office space demised and improvements now or at any time hereafter comprising or built in the space hereby demised. The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. The term "Landlord" shall include Landlord and its successors and assigns. In any case where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof.

               (b) Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the State of California. This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or Tenant or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument by the parties hereto.

               (c) If for any reason whatsoever any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

               (d) Upon Tenant paying the Monthly Base Rent and Additional Charges and performing all of Tenant's obligations under this Lease, Tenant shall have quiet and peaceful enjoyment of the Premises during the Term as against all persons or entities lawfully claiming by, through or under Landlord; subject, however, to the provisions of this Lease.

        36. TENANT'S REMEDIES. If any default hereunder by Landlord is not cured within the applicable cure period provided in Paragraph 19(b) (including any Mortgagee's additional cure period), Tenant's exclusive remedies shall be (i) an action for specific performance, or (ii) an action for actual damages. Tenant shall look solely to Landlord's interest in the Project for the recovery of any judgment from Landlord. Landlord, or if Landlord is a partnership its partners whether general or limited, or if Landlord is a corporation its directors, officers or shareholders, or if Landlord is a limited liability company its members or managers, shall never be personally liable for any such judgment. Any lien obtained to enforce such judgment and any levy of execution thereon shall be subject and subordinate to any Mortgage (excluding any Mortgage which was created as part of an effort to defraud creditors, i.e., a fraudulent conveyance); provided, however that any such judgement and any such levy of execution thereon shall not be subject or subordinated to any Mortgage that is created or recorded in the official records of the county in which the Project is located after the date of the judgement giving rise to such lien. Landlord's interest in the Project shall include any insurance proceeds received by Landlord which are not controlled by any Mortgagee or other lender. Tenant hereby waives the benefit of any Laws granting it (A) the right to perform Landlord's obligations, or (B) the right to terminate this Lease or withhold Rent on account of any Landlord default, including, without limitation, Sections 1932(1), 1941 and 1942 of the California Civil Code.

        37. REAL ESTATE BROKERS. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for any broker named in the Basic Lease Information, whose fees or commission, if earned, shall be paid as provided in the Basic Lease Information. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any other broker, finder or other person with whom the other party has or purportedly has dealt.

        38. LEASE EFFECTIVE DATE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

        39. SIGNAGE. Tenant shall be allowed to use a monument sign near the Project's entrance, and to install exterior signage and signage in the lobby of the Building, subject to this Paragraph 39. Tenant shall be responsible for the costs related to such signage. Such signage shall be subject to approval from Landlord of the exact number, size, location and materials therefor (which consent shall not be unreasonably withheld), approval from the City of Sunnyvale and compliance with applicable governmental restrictions, including but not limited to, ordinances of the City of Sunnyvale.

        40. HAZARDOUS SUBSTANCE LIABILITY. Tenant has received from Landlord a copy of the Phase I Environmental Assessment of Two Office Buildings located at 1322 Crossman Avenue and 1341 Orleans Drive, Sunnyvale, California, dated August 7, 1997, prepared by McLaren Hart (the "Environmental Report").

               (a) DEFINITION OF HAZARDOUS SUBSTANCES. For the purpose of this Lease, "Hazardous Substances" shall be defined, collectively, as oil, flammable explosives, asbestos, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under applicable environmental laws, ordinance or regulation.

               (b) TENANT INDEMNITY. Tenant releases Landlord from any liability for, waives all claims against Landlord and shall indemnify, defend and hold harmless Landlord, its employees, partners, agents, subsidiaries and affiliate organizations against any and all claims, suits, loss, costs (including costs of investigation, clean up, monitoring, restoration and reasonably attorney fees), damage or liability, whether foreseeable or unforeseeable, by reason of property damage (including diminution in the value of the property of Landlord), personal injury or death directly arising from or related to Hazardous Substances released, manufactured, discharged, disposed, used or stored on, in, or under the Project or Premises during the Term by any Tenant Parties. The provisions of this Tenant Indemnity regarding Hazardous Substances shall survive the termination of the Lease.

               (c) LANDLORD INDEMNITY. Landlord releases Tenant from any liability for, waives all claims against Tenant and shall indemnify, defend and hold harmless Tenant, its officers, employees, and agents to the extent of Landlord's interest in the Project, against any and all actions by any governmental agency for clean up of Hazardous Substances on or under the Project, including costs of legal proceedings, investigation, clean up, monitoring, and restoration, including reasonable attorney fees, if, and to the extent, arising from the presence of Hazardous Substances on, in or under the Project or Premises as of the date of this Lease. The provisions of this Landlord Indemnity regarding Hazardous Substances shall survive the termination of the Lease.

Tenant's use of Hazardous Substances beyond very immaterial amounts of toxic materials incidental to its office use (e.g., copier toner) shall be subject to Landlord's prior written approval and shall comply with any applicable laws.

        41. SATELLITE ANTENNAE. During the Term of this Lease, Tenant shall have the right, subject to relevant regulatory approvals and Landlord's consent (with Landlord's consent not to be unreasonably withheld, conditioned or delayed), to install satellite antennae ("Antennae") on the roof of the Building in a location satisfactory to both Landlord and Tenant. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed Antennae, if Landlord withholds its consent due to concerns regarding the appearance of the Antennae or the impact on structural aspects of the Building, such withholding of consent shall be presumptively reasonable. Tenant shall not be charged additional rent for roof space. Prior to submitting any plans to the City of Sunnyvale or proceeding with any installation of the Antennae, Tenant shall submit to Landlord elevations and specifications for the Antennae. Tenant shall install the Antennae at its sole expense and shall be responsible for any damage caused by the installation of the Antennae or related to the Antennae. At the end of the Term, Tenant shall remove the Antennae from their locations and repair any damage caused by such removal.

        42. OPTION TO RENEW. Upon condition that (i) no Default is continuing under this Lease at the time of exercise or at the commencement of the option term and (ii) Tenant continues to physically occupy the entire Premises, then Tenant shall have the right to extend the Term for two (2) periods of five (5) years each (each, an "Extension Term") following the initial Expiration Date or the Expiration Date as extended by the first Extension Term, as applicable, by giving written notice ("Exercise Notice") to Landlord at least eighteen (18) months prior to the Expiration of the immediately preceding Tern.

        43. RENT DURING EXTENSION TERM. The initial Monthly Base Rent (subject to Paragraph 3(b)) during each five (5) year Extension Term shall be the greater of the Base Rent paid during the last month of the immediately preceding Tern or the Fair Market Rental Value for the Premises as of the commencement of the option term, as determined below:

               (a) Within thirty (30) days after receipt of Tenant's Exercise Notice Landlord shall notify Tenant of Landlord's estimate of the Fair Market Rental Value for the Premises, as determined below, for determining Monthly Base Rent during the ensuing Extension Term; provided, however, if Tenant's Exercise Notice is given more than eighteen (18) months before the Expiration Date, Landlord's estimate of Fair Market Rental value may, but need not be given more than eighteen (18) months before the Expiration Date. Within fifteen (15) days after receipt of such notice from Landlord, Tenant shall notify Landlord in writing that it (i) agrees with such rental rate or (ii) disagrees with such rental rate. No response shall constitute agreement. In the event that Tenant disagrees with Landlord's estimate of Fair Market Rental Value for the Premises, then the parties shall meet and endeavor to agree within fifteen (15) days after Landlord receives Tenant's notice described in the immediately preceding sentence. If the parties cannot agree upon the Fair Market Rental Value within said fifteen (15) day period, then the parties shall submit the matter to binding appraisal in accordance with the following procedure except that in any event neither party shall be obligated to start such procedure sooner than eighteen (18) months before the expiration of the Lease Term. Within fifteen
(15) days of the conclusion of the period during which the two parties fail to agree (but not sooner than eighteen (18) months before the expiration of the Lease Term), the parties shall either (i) jointly appoint an appraiser for this purpose or (ii) failing this joint action, each separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless such person has at least five (5) years experience in appraising major commercial property in Santa Clara County and is a member of a recognized society of real estate appraisers. If within thirty (30) days after the appointment, the two appraisers reach agreement on the Fair Market Rental Value for the Premises, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the Fair Market Rental Value for the Premises within thirty (30) days after their appointment, then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications within five (5) days. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers agree on the Fair Market Rental Value of the Premises, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers cannot reach agreement on the Fair Market Rental Value for the Premises, then the three appraisers shall each simultaneously submit their independent appraisal to the parties, the appraisal farthest from the median of the three appraisals shall be disregarded, and the mean average of the remaining two appraisals shall be deemed to be the Fair Market Rental Value for the Premises and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association or, on it failure, refusal or inability to act, may apply for such appointment to the presiding judge of the Superior Court of Santa Clara County, California.

               (b) Wherever used throughout this paragraph (Rent during Extension Term) the term "Fair Market Rental Value" shall mean the fair market rental value of the Premises, using as a guide the rate of monthly base rent which would be charged during the Extension Term in the City of Sunnyvale and adjacent cities for comparable high image, Class A office space in comparable condition, of comparable quality, as of the time that the Extension Term commences, with appropriate adjustments regarding taxes, insurance and operating expenses as necessary to insure comparability to this Lease, as the case may be, and also taking into consideration amount and type of parking, location, the existence of any leasehold improvements (regardless of who paid for them and with the assumption, for purposes of determining the Fair Market Rental Value, that they are fully usable by Tenant), proposed term of lease, amount of space leased, extent of service provided or to be provided, and any other relevant terms or conditions (including consideration of whether or not the monthly base rent is fixed).

               (c) In the event of a failure, refusal or inability of any appraiser to act, his successor shall be appointed by the party who originally appointed him, but in the case of the third appraiser, his successor shall be appointed in the same manner as provided for appointment of the third appraiser.

               (d) The appraisers shall render their appraisals in writing with counterpart copies to Landlord and Tenant. The appraisers shall have no power to modify the provisions of this Lease.

               (e) To the extent that a binding appraisal has not been completed prior to the expiration of any preceding period for which Monthly Base Rent has been determined, Tenant shall pay Monthly Base Rent at the rate estimated by Landlord, with an adjustment to be made once Fair Market Rental Value is ultimately determined by binding appraisal. In no event shall any such adjustment result in a decrease of the Monthly Base Rent for the Premises below the amount payable by Tenant as of the period immediately preceding the ensuing Extension Term.

               (f) From and after the commencement of the Extension Term, all of the other terms, covenants and conditions of the Lease shall also apply; provided, however, that during the second Extension Term Tenant shall have no further rights to extend the Term.

        IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

                                   LANDLORD:


                                   CARIBBEAN/GENEVA INVESTORS,
                                   a California Limited Partnership


                                   By: /s/ JOHN MOZART
                                      ------------------------------------------
                                      John Mozart, Trustee of the Mozart
                                      Family Trust dated September 8, 1977
                                      Its: General Partner


                                   By: /s/ JOHN LOVEWELL
                                      ------------------------------------------
                                      John Lovewell
                                      Its: General Partner



                                   CROSSMAN PARTNERS, L.P.,
                                   a California Limited Partnership


                                   By: /s/ JOHN MOZART
                                      ------------------------------------------
                                      John Mozart, Trustee of the Mozart
                                      Family Trust dated September 8, 1977
                                      Its: General Partner


                                   TENANT:


                                   HARMONIC, INC.,
                                   a Delaware corporation


                                   By: /s/ ANTHONY J. LEY
                                      ------------------------------------------
                                      ANTHONY J. LEY
                                      ------------------------------------------
                                      Its: PRESIDENT
                                          --------------------------------------


                                   By: /s/ ROBIN N. DICKSON
                                      ------------------------------------------
                                      ROBIN N. DICKSON
                                      ------------------------------------------
                                      Its: CHIEF FINANCIAL OFFICER
                                          --------------------------------------

                                   EXHIBIT "A"

                                    PREMISES

                            [See attached Site Plan]

                                   BUILDING C

                               52,325 +/- Sq.Ft.



                                   [SITE PLAN]

                                   EXHIBIT "B"


                          LEGAL DESCRIPTION OF THE LAND



REAL PROPERTY in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

Parcel 6, as shown on that certain Map entitled which was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on July 18, 1978 in Book 423 of Maps, page(s) 13.

APN: 110-36-003
ARB: 10-04-23.02.02 (23.02, 23)

                                   EXHIBIT "C"

              DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS

        2. So long as Tenant is not in default (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any material term, covenant or condition of the Lease on Tenant's part to the performed, (a) Tenant's possession of the Demised Premises and Tenant's rights and privileges under the Lease, or any extensions or renewals thereof or acquisition of additional space which may be effected in accordance with any option therefor in the Lease, shall not be diminished or interfered with by Mortgagee in the exercise of any of its rights under the Mortgage, and
(b) Mortgagee will not join Tenant as a party defendant in any action or proceeding for the purposes of terminating Tenant's interest and estate under the Lease because of any default under the Mortgage, however Mortgagee may join Tenant as a party defendant in any action or proceeding to enforce the Mortgage or any other instrument given as security for the loan to Landlord, if such is done only for purposes of procedure and required completeness and not for the purposes of canceling the Lease or Tenant's rights under such Lease.

        3. In the event any proceedings are brought for the foreclosure of the Mortgage, or if the Mortgaged Property be sold pursuant to a trustee's sale under the Mortgage or if the Mortgagee becomes owner of the Mortgaged Property by acceptance of a deed or assignment in lieu of foreclosure or otherwise, Tenant shall attorn to the purchaser or Mortgagee, as the case may be, upon any such foreclosure sale or trustee's sale or acceptance by Mortgagee of a deed or assignment in lieu of foreclosure and Tenant shall recognize such purchaser or Mortgagee, as the case may be, as the landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage or any such purchaser, any instrument or certificate which, in the reasonable judgment of Landlord or of such holder(s) or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment.

        4. If Mortgagee shall succeed to the interest of Landlord under the Lease in any manner, or if any purchaser acquires the Demised Premises upon any foreclosure of the Mortgage or any trustee's sale under the Mortgage, Mortgagee or such purchaser, as the case may be, in the event of attornment shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants and conditions of the Lease on Tenant's part to be performed that Landlord had or would have had if Mortgagee or such purchaser had not succeeded to the interest of Landlord. From and after any such attornment, Mortgagee or such purchaser shall be bound to Tenant under all the terms, covenants, and conditions of the Lease, and Tenant shall, from and after the succession to the interest of Landlord under the Lease by Mortgagee or such purchaser, have the same remedies against Mortgagee or such purchaser for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Mortgagee or such purchaser had not succeeded to the interest of Landlord; provided, however, the Mortgagee or such purchaser shall not be:

               (a) liable for any act or omission of any prior landlord (including Landlord); or

               (b) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

               (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord).

        5. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed.

        6. This Agreement and the Lease may not be amended or modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns, and any purchaser or purchasers at foreclosure of the Mortgaged Property, and their respective heirs, personal representatives, successors and assigns.

        7. To the extent that the Lease shall entitle the Tenant to notice of any mortgage, and/or the address of the Mortgagee, this Agreement shall constitute such notice to the Tenant with respect to the Mortgage and to the address of the Mortgagee.

        IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.


                            TENANT:

                            NAME

                            By:
                               -------------------------------------------------
                               Name:
                               Title:


                            MORTGAGEE:

                            GENERAL AMERICAN LIFE INSURANCE COMPANY

                            By:
                               -------------------------------------------------
                               Title:   Vice President/Authorized Representative
                               Address: 700 Market Street
                                        St. Louis, Missouri 63101

                                 D 511 PAGE 396

                                                           5947371
                                                 RECORDED AT THE REQUEST OF
                                              Title Insurance and Trust Company
                                                      MAR 8 1978 801AM
                                                  George A. Mann, Recorder
                                            SANTA CLARA COUNTY, OFFICIAL RECORDS

               When recorded mail to:

               Prudential Insurance Co.
               155 Moffett Park Drive
               Bldg. A
               Suite 101
               Sunnyvale, CA
               Attn: Lee Cashion


                      DECLARATION OF PROTECTIVE COVENANTS
                         MOFFETT INDUSTRIAL PARK NO. 5

                                    6227353

     THIS DECLARATION, made this March 1, 1978 9:00 by THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (hereinafter called Prudential), a New Jersey Corporation,

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS Prudential is the owner of that certain real property located in the City of Sunnyvale, County of Santa Clara, State of California, described in
Exhibit "A" (hereinafter called Moffett Industrial Park No. 5), and           .

     WHEREAS Prudential proposes to subdivide Moffett Industrial Park No. 5 and to subject it to the following restrictions:

     NOW, THEREFORE, Prudential hereby declares that Moffett Industrial Park No. 5 is and shall be held, conveyed, encumbered, leased and used subject to the following uniform restrictions, covenants and equitable servitudes in furtherance of a plan for the subdivision, improvement and sale thereof and to enhance the value, desirability and attractiveness of Moffett Industrial Park No. 5, the restrictions set forth herein shall run with the real property included within Moffett Industrial Park No. 5 shall be binding upon all persons having or acquiring any interest in such real property or any part thereof, shall inure to the benefit of every portion of Moffett Industrial Park No. 5 and any interest therein and shall inure to the benefit of and be binding upon each successor in interest of Prudential and may be enforced by Prudential or its successors in interest or by any Owner (as defined in Article 1 below) or his successors in interest.

I.   GENERAL PROVISIONS.

     A.   Definitions.

          1. "Architectural Control Committee" means Prudential, or any committee which Prudential may appoint by an appropriate instrument recorded with the Santa Clara County Recorder.

          2. "Lot" means each lot shown on the parcel or subdivision cap, or cape for Moffett Industrial Park No. 5.

          3. "Site" means a parcel consisting either of a Lot, a portion of a Lot, contiguous Lots, or portions of contiguous Lots.

          4. "Improvements" means all improvements to a Site including, but without limitation, buildings loading areas, trackage, parking areas, pavement, poles, fences landscaping, signs and structures of any type.

          5. "Building" means the main portion of any building or similar structure and all projections or extensions thereof, including garages, outside platforms and docks.

          6. "Owner" means the person or persons, partnership or corporation in when title to a Site is vested, as shown by the official records of the Office of the County Recorder of Santa Clara County, "Owner" does not mean mortgages, trustees and beneficiaries of deeds of trust or holders of any indebtedness secured by a mortgage or deed of trust.

     B.   Purposes of Restrictions.

          The purpose of these covenants, conditions and restrictions is to insure proper development and use of Moffett Industrial Park No. 5, to protect the Owner of each Site against such improper development and use of other Sites as will depreciate the value of his Site, to prevent the erection of structure of unsuitable


      THIS DOCUMENT IS BEING RE-RECORDED TO CORRECT THE LEGAL DESCRIPTION or inharmonious design or construction, to secure and maintain sufficient setbacks from streets and between structures, to maintain Comcon Landscaping (as defined in Article V) and in general to provide for a high quality of improvement of Moffett Industrial Park No. 5 in accordance with a general plan.

II.  REGULATION OF IMPROVEMENTS.

     A.   Minimum Setback Lines.

          No Improvement shall be constructed upon any Site within fifty (50) feet of the right-of-way line of any public street. No Improvement other than landscaping, paving and fences shall be constructed upon any Site within twenty (20) feet of any other Site. The Architectural Control Committee may approve lesser setback lines if in its opinion a variation would be compatible with the general development of Moffett Industrial Park No. 5.

     B.   Ground Coverage.

          No more than forty-five percent (45%) of the surface of any Site shall be covered with a Building or Buildings.

     C.   Construction Operations.

          Construction of all Improvements shall be expedited so that none shall remain in a partially finished condition any longer than reasonably necessary for the completion thereof.

     D.   Excavation.

          No excavation shall be made on, and no sand, gravel or soil shall be removed from, any Site, except in connection with the construction of Improvements, and upon completion thereof, exposed openings shall be backfilled, and disturbed ground shall be graded, leveled and paved or landscaped.

     E.   Landscaping.

          Within ninety (90) days of the occupancy or completion of any Building on a Site, whichever occurs first, such Site shall be landscaped in accordance with plans approved by the Architectural Control Committee. The Owner of the Site shall maintain such landscaping in good order and condition.

     F.   Signs.

          No billboard or advertising signs shall be permitted on any Site other than those approved by the Architectural Control Committee which identify the name, business and products of the person or firm occupying the Site or offer the Site for sale or lease.

     G.   Parking Areas.

          Each Site shall have facilities for parking sufficient to serve the business conducted thereon without using adjacent streets thereof, and no use shall be made of any Site which would require parking in excess of the parking spaces on the Site. In any event, the number and size of the parking spaces on each Site shall conform with all ordinances of the City of Sunnyvale applicable with respect thereto. Parking areas shall be laid out and constructed according to plans approved by the Architectural Control Committee and shall be maintained thereafter in good condition. Except with the approval of the Architectural Control Committee no parking shall be permitted within fifty (50) feet of the right-of-way line of any street or between any Building and any street.

     H.   Loading Areas.

          All vehicle loading and unloading in connection with an Owner's business shall be conducted upon his Site, and sufficient space shall be provided therefor. Loading Areas shall be screened from view from streets and adjoining properties by a visual barrier not less than six
          (6) feet in height. Except with the prior written approval of the Architectural Control Committee, loading areas shall not be located between any Building and any street or any closer than seventy-five
          (75) feet to the right-of-way line of any street.

     I.   Storage Areas.

          No materials, supplies, equipment or trash containers shall be stored on a Site except inside a Building, or behind a visual barrier not less than six (6) feet in height or rising two (2) feet above the stored materials, supplies or equipment, whichever is higher, screening such storage areas from view from streets and adjoining Sites. Except with the prior written approval of the Architectural Control Committee, storage areas shall not be located between any Building and any street.

     J.   Building Regulations.

          All Buildings shall be constructed and maintained in accordance with the following standards unless an exception is approved in writing by the Architectural Control Committee:

          1. Exterior walls shall be of masonry, concrete or approved equal material.

          2. Exterior walls shall be painted or otherwise finished in a manner acceptable to the Architectural Control Committee. Exterior walls shall not be repainted or refinished unless and until the Architectural Control Committee shall have approved the color or refinishing materials to be used.

          3. All Buildings shall be maintained in good order and repair and condition. All exterior painted surfaces shall be maintained in first-class condition and shall be repainted at least once every five (5) years.

          4. All electrical, telephone and other utility lines shall be underground and shall not be exposed on the exterior of any Building.

          5. All electrical and mechanical apparatus, equipment, fixtures (other than lighting fixtures) conduit, ducts, vents, flues and pipes located on the exterior of any Building shall be concealed from view and shall be architecturally treated in a manner acceptable to the Architectural Control Committee.

III. APPROVAL OF PLANS.

     No Improvement shall be erected, placed, altered, maintained or permitted to remain on any Site until plans and specifications showing plot layout and all exterior elevations, with materials and colors therefor and structural design, signs and landscaping shall have been submitted to and approved in writing by the Architectural Control Committee. Such plans and specifications shall be submitted in writing over the signature of the Owner of the Site or his authorized agent. Approval shall be based, among other things, on adequacy of Site dimensions; adequacy of structural design; effect of location and use of improvements on neighboring Sites; improvement operations, and uses; relation of topography, grade, and finished ground elevation of the Site being improved to that of neighboring Sites; proper facing of main elevation with respect to nearby streets; and conformity of the plans and specifications to the purpose and general plan and intent of this Declaration. The Architectural Control Committee shall not arbitrarily or unreasonably withhold its approval of such plans and specifications. If the Architectural Control Committee fails either to approve or disapprove such plans and specifications with thirty (30) days after the same have been submitted to it, it shall be conclusively presumed that the Architectural Control Committee has approved said plans and specifications, subject, however, to the restrictions contained in Article II and IV hereof.

     Neither the Architectural Control Committee nor its successors or assigns shall be liable in damages to anyone submitting plans to them for approval, or to any Owner by reason of mistake in judgment, negligence, or nonfeasance arising out of or in connection with the approval or disapproval or failure to approve any such plans. Every person who submits plans to the Architectural Control Committee for approval agrees, by submission of such plans, and every Owner agrees, by acquiring title to a Site, that he will not bring any action or suit against the Architectural Control Committee to recover any such damages.

     Notwithstanding anything to the contrary contained herein, after the expiration of one (1) year from the date of issuance of a building permit by municipal or other governmental authority for any improvement, said improvement shall, in favor of purchasers and encumbrances in good faith and for value, be deemed to be in compliance with all provisions of this
     Article III, unless actual notice of such noncompliance or noncompletion, executed by the Architectural Control Committee, shall appear of record in the Office of the Recorder of Santa Clara County, California, or unless legal proceedings shall have been instituted to enforce compliance or completion.

IV.  REGULATION OF OPERATIONS AND USES.

     A.   Permitted Operations and Uses.

          Except as provided in paragraphs B and C below, any industrial use will be permitted on a Site including, but without limitation, manufacturing, processing, storage, wholesale, office, laboratory, professional and research and development. Such retail uses as may be required for the convenience of Owners and their employees shall be permitted and such retail uses may include, but without limitation, restaurants, drug stores, barber and beauty shops, shoe repair shops, cleaners, hotels, post offices, banks and automobile service stations. Such municipal, governmental and public utility uses as may be necessary or appropriate shall be permitted.

     B.   Prohibited Operations and Uses.

          No Site shall be used as a junk yard, stock yard, or slaughter yard or for commercial excavation of building or construction materials, fat rendering or distillation of bones, dumping, disposal, incineration or reduction of garbage, sewage, offal, dead animals or refuse, or the smelting of iron, tin, zinc or other ores or the prospecting, or drilling for natural gas, oil or like substances, except with the prior written permission of the Architectural Control Committee, and then only in such manner as will not materially inconvenience other Owners or materially depreciate the value of adjacent property.

     C.   Nuisance.

          No noxious or offensive activity shall be carried on nor shall anything be done on any Site which may be or become an annoyance or nuisance to the Owners or occupants of other Sites or which will be offensive by reason of odor, fumes, dust, dirt, fly-ash, smoke, noise, glare or which will be hazardous by reason of danger of fire or explosion.

V.   COMMON LANDSCAPING.

     The Owner of each Site shall maintain landscaping existing thereon at the time of purchase ("Common Landscaping") in a condition that meets the approval of the Architectural Control Committee. In the event that the Owner of any Site does not maintain Common Landscaping in such condition or the landscaping described in Article II E as therein provided, Prudential or its agents shall have the right to maintain such landscaping in such condition. Prudential or its Agents shall have the right at any reasonable time to enter into any Site for the purpose of such maintenance and for such other purposes as are reasonably related thereto. Prudential shall use due diligence and reasonable care in repairing, maintaining and installing Common Landscaping to see that such repair, maintenance and installation does not interfere with the Owner's use of its Site. In the event that Prudential or its Agents should undertake any such maintenance on any such Site, the Owner thereof shall reimburse Prudential for all of Prudential's costs incurred in such maintenance. In any legal proceeding brought by Prudential to recover such costs, the Owner shall be obligated to pay for the costs and expenses of such proceeding, including reasonable attorneys' fees.

VI.  ENFORCEMENT.

     A.  Interpretation.

         In case of uncertainty as to the meaning of any article, section, subsection, paragraph, sentence, clause, phrase or word of this Declaration the interpretation of Prudential shall be final, conclusive and binding upon all interested parties.

       B. Abatement and Suit.

          Violation or breach of any restriction herein contained shall give to Prudential and every Owner the right to enter the property upon or as to which said violation or breach exists and to summarily abate and remove at the expense of the Owner thereof, any structure, thing or condition that may be or exist thereon contrary to the intent and meaning of the provision hereof, or to prosecute a proceeding at law or in equity against the person or persons who have violated or are attempting to violate any of these restrictions to enjoin or prevent them from doing so, to cause said violation to be remedied or to recover damages for said violation.

          In any legal or equitable proceeding for the enforcement of this Declaration the losing party or parties shall pay the attorneys' fees of the prevailing party or parties, in such amount as may be fixed by the court in such proceedings. All remedies provided herein or at law or in equity shall be cumulative and not exclusive.

       C. Inspection.

          Prudential may from time to time at any reasonable hour or hours, enter and inspect any property subject to these restrictions to ascertain compliance therewith.

       D. Failure to Enforce Not a Waiver of Rights.

          Except as provided in the last paragraph of Article III hereof, the failure of Prudential or any Owner to enforce any restriction contained herein shall in no event be deemed to be a waiver of the right to do so thereafter nor of the right to enforce any other restriction contained herein.

VII.   EXTINGUISHMENT, CONTINUATION AND MODIFICATION.

       This Declaration, every provision hereof and every covenant, condition and restriction contained herein shall continue in full force and effect for a period of forty (40) years from the date hereof; provided, however, that this Declaration, or any provision hereof, or any covenant, condition or restriction contained herein, may be terminated, extended, modified, or amended with the written consent of the Owners of sixty-five percent (65%) of the land in Moffett Industrial Park No. 5 (exclusive of portions thereof now or hereafter dedicated to public use); provided, further, that so long as Prudential owns at least twenty percent (20%) of Moffett Industrial Park No. 5, no such termination, extension, modification or amendment shall be effective without the written consent of Prudential. No such termination, extension, modification or amendment shall be effective until a proper instrument in writing has been executed and acknowledged and recorded in the Office of the Recorder of Santa Clara County, California.

VIII.  MOFFETT INDUSTRIAL PARK NO. 5 OWNERS ASSOCIATION.

       A. Membership.

          Each Owner shall be a member of the Moffett Industrial Park No. 5 Owners Association, an unincorporated association (hereinafter called the "Association").

       B. Transfer of Rights and Duties.

          The rights and duties of Prudential under this Declaration shall be transferred to and automatically assured by the Association upon the earliest of the following to occur:

          1. The sale of ninety percent (90%) of Moffett Industrial Park No. 5 by Prudential to Owners as evidenced by the official records of the Santa Clara County Recorder; or

          2. The recordation by Prudential of an appropriate instrument with the Santa Clara County Recorder transferring the rights and duties of Prudential under this Declaration to the Association.

     c.   Organization.

          The members of the Association may at any time meet and adopt by-laws or rules of procedure to govern the operation of the Association. Until such by-laws or rules of procedures are adopted, meetings of the Association may be called by any member thereof upon seven (7) days' written notice to each member setting forth the time and place thereof, provided that notice may be waived in writing at any time by any member or members not so notified; twenty-five percent (25%) of the members of the Association shall constitute a quorum; and the Association may set by a vote of a majority of its members present at a meeting, duly called, at which a quorum is present or without a meeting by unanimous written consent of its members.

IX.  ASSIGNABILITY OF PRUDENTIAL'S RIGHTS AND DUTIES.

     Any and all of the rights, powers and reservations of Prudential herein contained may be assigned to any person, corporation or entity which assumes in writing the duties of Prudential pertaining to the particular rights, powers and reservations assigned, and thereafter to the extent of such assignment, such person, corporation or entity shall have the same rights and powers and be subject to the same obligations and duties as are herein given to and assumed by Prudential.

X.   CONSTRUCTIVE NOTICE AND ACCEPTANCE.

     Every Owner is and shall be conclusively deemed to have consented and agreed to every covenant, condition and restriction contained herein, whether or not any reference to this Declaration is contained in the instrument by which such Owner acquired an interest in any portion of Moffett Industrial Park No. 5.

     IN WITNESS WHEREOF, Prudential, the declarent herein, has caused its name to be hereunto subscribed as of the day and year first above written.

                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                   By:     /s/ L.R. CASHION
                                      -----------------------------------------
       RECORDER'S MEMO                  L.R. Cashion, General Manager
        [ILLEGIBLE]


STATE OF CALIFORNIA    )            On this 1st day of December in the year one
COUNTY OF SANTA CLARA  )            thousand nine hundred and 78, before me,
                                    Matthew Nicoll, a Notary Public, State of
                                    California, duly commissioned and sworn, personally appeared L.R. Cashion known to me to be the General Manager of the corporation described in and that executed the within instrument and also known to me to be the person who executed the within instrument on behalf of the corporation therein named and acknowledged to me that such corporation executed the same

                                    IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal in the said County of Santa Clara the day and year in this certificate ???? above written.

          OFFICIAL SEAL
    [SEAL WORDING ILLEGIBLE]                             MATTHEW NICOLL
                                              ---------------------------------
                                              Notary Public State of California

                                  EXHIBIT "A"


All that certain real property in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

All of Parcels 1, A and B, as shown upon that certain map entitled, "Parcel Map being a resubdivision of Parcel 7 as shown on map recorded in Book 214 of Maps at Page 23 Santa Clara County Records", which map was filed for record in the office of the recorder of the County of Santa Clara, State of California on March 1, 1978 in Book 413 of Maps at page 54.

All of Parcel 5, as shown upon that certain map entitled, "Parcel Map being a resubdivision of Parcel 6 as shown on map recorded in Book 214 of maps at page 23 Santa Clara County records", which map was filed for record in the office of the recorder of the County of Santa Clara, State of California, on March 1, 1978 in Book 413 of Maps, at page 53.

                           RECORDED AT THE REQUEST OF
                         TITLE INSURANCE AND TRUST CO.

                               DEC 12 1978 2:01AM

                            GEORGE A. MANN, Recorder
                      Santa Clara County, Official Records

                                  [FLOOR PLAN]

                               1322 CROSSMAN AVE.
                       52,325 (plus or minus) SQUARE FEET

                                   EXHIBIT "D"

                              RULES AND REGULATIONS

        1. Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress to and egress from the Premises. Tenant, and Tenant's employees or invitees, shall not go upon the roof of the Building, except as authorized by Landlord or as expressly set forth in the Lease.

        2. Except as expressly permitted in the Lease, no sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted, affixed, installed or otherwise displayed by Tenant on any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement or notice without notice to and at the expense of Tenant.

                If Landlord shall have given consent relating to a sign to Tenant at any time, whether before or after the execution of the Lease, such consent shall not in any way operate as a waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant.

        3. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window, door or patio on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's window coverings and shall not in any way be visible from the exterior of the Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside the Building.

        4. Tenant shall see that the doors of the Premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or its employees leave such Premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord.

        5. [Intentionally deleted]

        6. Tenant shall have the right to install its own security system for the Premises so long as Tenant shall furnish Landlord with a key or other access device for any such lock.

        7. If Tenant shall alter any lock or access device or install a new or additional lock or access device, Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys or access devices for the Building, offices, rooms and toilet rooms which shall have been furnished to Tenant or which Tenant shall have had made. In the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord therefor.

        8. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule by Tenant or Tenant's employees or invitees shall be borne by Tenant.

        9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office or office equipment. Tenant shall not use any method of heating or air conditioning other than supplied pursuant to the Lease.

        10. Tenant shall not use, keep or permit to be used or kept in the Premises any foul or noxious gas or substance or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord by reason of noise, odors and/or vibrations or interfere in any way with anyone having business in the Project, nor shall any animals or birds be brought or kept in or about the Premises or the Building.

        11. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building other than as set forth in Tenant's permitted use herein, nor shall the Premises be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop or beauty parlor, nor shall the Premises be used for any improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in the Lease.

        12. Except for Tenant's right to install Antennae pursuant to the Lease, Tenant shall not install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

        13. Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule by Tenant or Tenant's contractors, employees or invitees or the removal of any floor covering shall be borne by Tenant. Tenant shall use chair pads if needed to avoid excess wear and tear to the floor coverings.

        14. Landlord shall have the right to prescribe the weight, size, and position of all safes, furniture or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

                Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be reasonably acceptable to Landlord.

        15. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall not mark, use double-sided adhesive tape on, or drive nails, screw or drill into, the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. Tenant may hang pictures on walls in the Premises. Any damage to the walls caused by molley bolts, or like hanging materials, will be repaired by Tenant.

        16. Tenant shall not install, maintain or operate upon the Premises any vending machine other than those for the exclusive use of Tenant's or it subtenant's employees without the written consent of Landlord.

        17. There shall not be used in any space, or in the public areas of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by Tenant into or kept in or about the Premises.

        18. Tenant shall store all trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the jurisdiction in which the Premises is located, without violation of any law or ordinance governing such disposal.

        19. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

        20. Landlord shall have the right to change the name and address of the Building, subject to providing reasonable notice to Tenant.

        21. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in excessive violation of any of the rules or regulations of the Building. Excessive violation shall mean that Tenant has been provided with repeated notice of such violation and such violation is continued.

        22. Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address. Tenant may use Project's name on its stationery and business cards.

        23. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

        24. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

        25. Landlord reserves the right to make such other and reasonable, uniformly applied and nondiscriminatory enforced rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinafter stated and any additional rules and regulations which are adopted. No new Rule or Regulation shall be designed to discriminate solely against Tenant.

        26. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

        27. Unless otherwise defined, terms used in these Rules and Regulations shall have the same meaning as in the Lease.

        28. In the event of a conflict between the Lease and the Rules and Regulations, then the Lease shall control.

                                   EXHIBIT "E"

                       FORM OF TENANT ESTOPPEL CERTIFICATE

                                           Date: ______  _________________, 2000

Conning Asset Management Company,
As authorized lender representative
700 Market Street
St. Louis, Missouri 63101
                                       Re: Loan No. ______ - Application No. ___
C/O CONNING ASSET MANAGEMENT,              Lease dated _________________ between
ITS AUTHORIZED REPRESENTATIVE              _____________________________________
2682 BISHOP DRIVE, SUITE 209               ____________________ Lessor/Landlord,
SAN RAMON, CA 94583                        and _________________________________
                                           ______________________ Lessee/Tenant,
                                           on premises located and addressed as
                                           _____________________________________

Gentlemen:

The undersigned, as Lessee/Tenant, hereby confirms and represents to you the following:

        1. That it has accepted possession of the premises demised pursuant to the terms of the aforesaid lease.

        2. That the building(s), improvements and space required to be furnished according to the aforesaid lease have been satisfactorily completed in all respects.

        3. That the Lessor/Landlord has fulfilled all of its duties of an inducement nature, and is not in default in any manner in the performance of any of the terms, covenants or provisions of said lease.

        4. That the aforesaid lease has not been modified, altered or amended except by agreement dated __________.

        5. That there are no offsets or credits against rentals, nor have rentals been prepaid, except as provided by the lease terms.

        6. That said rentals commence to accrue on the ___ day of ________, 20_. The primary lease term expires on ________, 20__. The fixed monthly rental is $_____.

        7. That we have no notice of an assignment, hypothecation or pledge of rents or the lease, except to your Company.

        8. WE CERTIFY THAT THE ATTACHED LEASE IS A TRUE AND COMPLETE CONY OF THE LEASE AND HAS NOT BEEN MODIFIED, ALTERED AND/OR AMENDED EXCEPT AS DESCRIBED ABOVE.

The above statements are made upon the understanding that your Company will rely on them in connection with the making of a loan collaterally secured by an assignment of our lease, and that these statements are true to the best of our knowledge and belief.

                               Sincerely,
                                            By:
                                               ---------------------------------
                                                               (authorized rep.)

                                   EXHIBIT "F"

         FORM OF SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

        THIS AGREEMENT made this ____ day of _________________ , ______ between GENERAL AMERICAN LIFE INSURANCE COMPANY (hereinafter called "Mortgagee") and
______________________________________________________________________________
(hereinafter called "Tenant").

                                  WITNESSETH:

                                    RECITALS

        A. Mortgagee is now the owner and holder of a Deed of Trust (hereinafter called the "Mortgage") dated ____________________________ , covering the real property described in Exhibit "A" attached hereto and made a part hereof and the buildings and improvements thereon (hereinafter collectively called the "Mortgaged Property") securing the payment of a promissory note in the stated principal amount of $ ____________ payable to the order of Mortgagee.

        B. Tenant is the holder of a leasehold estate pursuant to a lease (hereinafter called the "Lease") dated _______________________________ , with
____________________ as landlord (said landlord and its successors and assigns occupying the position of landlord under the Lease hereinafter called "Landlord"), covering the Mortgaged Property (hereinafter called the "Demised Premises").

        C. Tenant and Mortgagee desire to confirm their understanding with respect to the Lease and the Mortgage.

                                   AGREEMENTS

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Mortgagee and Tenant hereby agree and covenant as follows:

        1. The Lease now is, and shall at all times continue to be, subject and subordinate in each and every respect, to the Mortgage and to any and all liens, interests and rights created thereby and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage, provided that any and all such increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations shall nevertheless be subject to the terms of this Agreement.





                                      -1-